Filed Pursuant to Rule 497(c)
Registration No. 333-281744

PROSPECTUS

TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND

Ticker Symbol: TPZ
Exchange: New York Stock Exchange

December 20, 2024

Neither the United States (“U.S.”) Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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FUND SUMMARY

Investment Objectives

Tortoise Power and Energy infrastructure Fund, a series of Tortoise Capital Series Trust (the “Fund”), seeks to provide a high level of current income to shareholders, with a secondary objective of capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and Service (Rule 12b-1) Fees	—
Other Expenses(1)	—
Total Annual Fund Operating Expenses	0.85%
(1)	Because the Fund is new, “Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that Fund’s operating expenses remain the same.

Although your costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$87	$271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly offered, portfolio turnover information is not available.

Principal Investment Strategies

The Fund is a non-diversified series of Tortoise Capital Series Trust and is regulated as an “investment company” under the Investment Company Act of 1940 (the “1940 Act”). The Fund is actively managed and does not seek to track the performance of an index. The Fund’s primary investment objective to provide a high level of current income to shareholders and secondary investment objective of capital appreciation are non-fundamental.

The Fund seeks to invest in equity and fixed income securities primarily in power and energy infrastructure companies that provide stable and defensive characteristics throughout economic cycles. Such companies provide consistent dividends and stable earnings regardless of the state of the overall stock market.

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Under normal circumstances, the Fund invests at least 80% of its total assets (including assets obtained through borrowings for investment purposes) in securities of power and energy infrastructure companies. Power and energy infrastructure companies are those that derive more than 50% of their revenue from power or energy infrastructure operations. Power infrastructure companies use long-lived assets to provide electric power generation (including nuclear and renewable energy), transmission and distribution. Energy infrastructure companies are engaged in the production or delivery of energy-related goods or services and include (i) companies that use a network of pipeline assets to transport, store, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids and other low carbon fuels, (ii) companies that store, transport, distribute or treat water, waste management, electric and heating systems and (iii) companies in the renewable and clean energy sectors such as those that produce or deliver solar, wind, hydro or geo-thermal related products or services.

We seek to achieve our investment objectives by investing in a wide range of securities that generate income, including both dividend-paying equity securities and fixed income securities. Up to 25% of these securities may be securities issued by master limited partnerships (“MLPs”). Securities that generate income in which we may invest include the following types of securities:

●	Power and Energy Infrastructure Equity Securities. We may invest in a wide range of equity securities issued by power and energy infrastructure companies that are expected to pay dividends on a current basis. We expect that such equity investments will primarily include common stock and MLP common units. Our investment in MLP Securities is limited to 25% of total assets. The following is a more detailed description of each such security.

●	Power and Energy Infrastructure Fixed Income Securities. We will invest a maximum of 50% of our assets in fixed income securities. Fixed income securities include bonds, debentures, or other debt instruments, which are expected to provide a high level of current income. Our investments in securities that generate income may have fixed or variable principal payments and various interest rate and dividend payment and reset terms, including fixed rate, floating rate, adjustable rate and payment in kind features. Our investments may have extended or no maturities. Securities that generate income also may be subject to call features and redemption provisions. We may invest in securities of any credit quality that generate income, including up to 25% of our total assets in fixed income securities rated non-investment grade (commonly referred to as “junk bonds”), that are considered speculative as to the issuer’s capacity to pay interest and repay principal.

Covered Call Options Strategy. We also seek to provide current income from gains earned through an option strategy. We currently intend to write (sell) call options on selected equity securities in our portfolio and to only write call options on securities we hold in our portfolio (“covered calls”). The notional amount of such calls is expected to be less than approximately 20% of the total value of our portfolio, although this percentage may vary depending on the cash flow requirements of the portfolio and on our Adviser’s assessment of market conditions. Under current market conditions, we presently intend to write covered calls that are generally one to three month terms and generally range from 5% to 15% out of the money, although this may vary from time to time. We currently intend to focus our covered call strategy on other energy infrastructure companies that our Adviser believes are integral links in the energy infrastructure value chain for pipeline companies, although we may write options on other securities in our portfolio in certain market environments.

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The Fund may invest up to 10% of its total assets in securities issued by non-U.S. issuers (including Canadian issuers). The Fund may invest in both equity and fixed-income securities issued by non-U.S. issuers. The Fund will not invest more than 25% of its total assets in non-investment grade rated fixed income securities. The Fund will not invest more than 15% of its total assets in restricted securities that are ineligible for resale under Rule 144A, all of which may be illiquid securities. These investment restrictions described above apply at the time of purchase, and the Fund will not be required to reduce a position due solely to market value fluctuations.

Principal Risks

Risk is inherent in all investing, and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objectives.

General Business Risk. We are subject to all of the business risks and uncertainties associated with any business, including the risk that we will not achieve our investment objectives and that the value of an investment in our securities could decline substantially and cause you to lose some or all of your investment.

General Securities Risk. We invest in securities that may be subject to certain risks, including: (1) issuer risk, (2) credit risk, (3) interest rate risk, (4) reinvestment risk, (5) call or prepayment risk, (6) valuation risk, and (7) duration and maturity risk.

Capital Markets Risk. Global financial markets and economic conditions have been, and may continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. Concerns about the general stability of financial markets and specifically the solvency of lending counterparties, may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. If funding is not available when needed, or is available only on unfavorable terms, companies may not be able to meet obligations as they come due.

Equity Securities Risk. Equity securities of entities that operate in the power and energy infrastructure sectors can be affected by macroeconomic and other factors affecting the stock market in general, expectations about changes in interest rates, investor sentiment towards such entities, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributions). Prices of equity securities of individual entities also can be affected by fundamentals unique to the company or partnership, including earnings power and coverage ratios. In addition, by writing covered call options, capital appreciation potential will be limited on a portion of our investment portfolio.

MLP Risk. An investment in MLP securities involves some risks that differ from the risks involved in an investment in the common stock of a corporation, including risks relating to the ownership structure of MLPs, the risk that MLPs might lose their partnership status for tax purposes and the risk that MLPs will not make distributions to holders (including us) at anticipated levels or with the expected tax character. In addition, if an MLP in which the Fund invests amends its partnership tax return or an IRS audit results in a change to the tax return, shareholders may receive a corrected Form 1099 from the Fund, which could, in turn, require shareholders to amend their own federal, state or local tax returns and could result in shareholders having an additional tax liability.

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Investment Grade Fixed Income Securities Risk. We may invest a portion of our assets in fixed income securities rated “investment grade” by nationally recognized statistical rating organizations (“NRSROs”) or judged by our investment adviser, Tortoise Capital Advisors, L.L.C. (the “Adviser”), to be of comparable credit quality. Although we do not intend to do so, we may invest up to 100% in such securities. Investment grade fixed income securities are rated Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”), BBB- or higher by Standard & Poor’s Ratings Services (“S&P”), or BBB- or higher by Fitch, Inc. (“Fitch”). Despite being considered to be subject to fewer risks than non-investment grade fixed income securities, commonly referred to as “junk bonds,” investment grade fixed income securities are, in fact, subject to risks, including volatility, credit risk and risk of default, sensitivity to general economic or industry conditions, potential lack of resale opportunities (illiquidity), and additional expenses to seek recovery from issuers who default.

Non-investment Grade Fixed Income Securities Risk. Non-investment grade securities are rated Ba1 or lower by Moody’s, BB+ or lower by S&P or BB or lower by Fitch or, if unrated, are determined by our Adviser to be of comparable credit quality. Non-investment grade securities, also sometimes referred to as “junk bonds,” generally pay a premium above the yields of U.S. government securities or fixed income securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

Concentration Risk. The Fund’s strategy of concentrating its assets in the power and energy infrastructure industries means that the performance of the Fund will be closely tied to the performance of these particular market sectors. Therefore, a downturn in the power and energy infrastructure sectors would have a larger impact on the Fund than on an investment company that does not concentrate in these sectors. Specific risks of investing in the power and energy infrastructure sectors include the following: (1) interest rate risk, (2) credit rating downgrade risk, (3) terrorism and natural disasters risk, (4) climate change regulation risk, (5) operating risk, (6) power infrastructure company risk, and (7) energy infrastructure company risk. The Fund’s concentrations in these investments may present more risk than if we were broadly diversified over numerous industries and sectors of the economy.

Power Infrastructure Company Risk. Companies operating in the power infrastructure sector also are subject to additional risks, including: (1) regulatory risk, (2) Federal Energy Regulatory Commission risk, (3) environmental risk and (4) competition risk. To the extent that any of these risks materialize for a company whose securities are in our portfolio, the value of these securities could decline and our net asset value and share price could be adversely affected.

Energy Infrastructure Company Risk. Companies operating in the energy infrastructure sector also are subject to additional risks, including: (1) pipeline company risk, (2) gathering and processing company risk, (3) propane company risk, (4) supply and demand risk, (5) price volatility risk, (6) competition risk, and (7) regulatory risk. To the extent that any of these risks materialize for a company whose securities are in our portfolio, the value of these securities could decline and our net asset value and share price would be adversely affected.

Non-U.S. Securities Risk. Investments in the securities of non-U.S. issuers may involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including different accounting, auditing and financial standards, less government supervision and regulation, additional tax withholding and taxes, difficulty enforcing rights in foreign countries, less publicly available information, difficulty effecting transactions, higher expenses, and exchange rate risk.

Restricted Securities Risk. Restricted securities (including Rule 144A securities) are less liquid than freely tradable securities because of statutory and contractual restrictions on resale. This lack of liquidity creates special risks for us.

Rule 144A Securities Risk. Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 (the “1933 Act”), for the resale of certain restricted securities to qualified institutional buyers, such as the Fund. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by us, however, could affect adversely the marketability of certain Rule 144A securities, and we might be unable to dispose of such securities promptly or at reasonable prices. In addition, if for any reason we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the fair value at which we previously recorded these investments.

Tax Risk. We intend to elect to be treated, and intend to qualify each year, as a a “regulated investment company” (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). If for any taxable year we fail to qualify for the special federal income tax treatment afforded to RICs, all of our taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to our shareholders) and our income available for distribution to shareholders will be reduced.

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Valuation Risk. The fair value of certain of our investments may not be readily determinable. The fair value of these securities will be determined pursuant to methodologies established by our Board of Trustees. Our determination of fair value may differ materially from the values that would have been used if a ready market for these securities had existed.

Liquidity Risk. Certain securities may trade less frequently than those of larger companies that have larger market capitalizations. Investments in securities that are less actively traded or over time experience decreased trading volume may be difficult to dispose of when we believe it is desirable to do so, may restrict our ability to take advantage of other opportunities, and may be more difficult to value.

Non-Diversification Risk. We are registered as a non-diversified, open-end management investment company under the 1940 Act. Accordingly, there are no regulatory limits under the 1940 Act on the number or size of securities that we hold, and we may invest more assets in fewer issuers compared to a diversified fund. However, in order to qualify as a RIC for federal income tax purposes, we must meet certain diversification requirements.

Covered Call Risk. We cannot guarantee that our covered call option strategy will be effective. There are several risks associated with transactions in options on securities. For example, the significant differences between the securities and options markets could result in an imperfect correlation between these markets. The use of options also may require us to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security we might otherwise sell.

Competition Risk. There are a number of alternatives to us as vehicles for investment in a portfolio of companies operating primarily in the power and energy infrastructure sectors, including publicly traded investment companies, structured notes, private funds, open-end funds and indexed products. These competitive conditions may adversely impact our ability to meet our investment objectives.

Performance Risk. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, the 1940 Act and restrictions and provisions in credit facilities and fixed income securities may limit our ability to make distributions.

Legal and Regulatory Change Risk. The regulatory environment for open-end companies is evolving, and changes in the regulation of open-end companies may adversely affect the value of our investments or our ability to pursue our trading strategy. The effect of any future regulatory change on us could be substantial and adverse.

Management Risk. Our ability to achieve our investment objective is directly related to our Adviser’s investment strategies for the Fund. The value of your investment in our common shares may vary with the effectiveness of the research and analysis conducted by our Adviser and their ability to identify and take advantage of attractive investment opportunities. If the investment strategies of our Adviser do not produce the expected results, the value of your investment could be diminished or even lost entirely, and we could underperform the market or other funds with similar investment objectives.

Cybersecurity Risk. Investment advisers, including the Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyberattacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption. Cyber incidents could potentially occur, and might in some circumstances result in unauthorized access to sensitive information about the Adviser or its clients.

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Pandemic and Epidemic Risk. Widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact its ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.

ETF-Related Risk

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. However, participants are not obligated to make a market in the Fund’s shares or submit purchase and redemption orders for Creation Units.

Cash Transactions Risk. The Fund intends to effect creations and redemptions for a combination of cash and in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs.

Market Maker Risk. The Fund faces numerous market risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and in greater than normal intraday bid-ask spreads for Fund shares.

Trading Issues Risk. Trading in Fund shares on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the New York Stock Exchange (the “Exchange”) necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Share Price Risk. Disruptions to creations and redemptions, bid-ask spreads, the existence of extreme market volatility or potential lack of an active trading market for shares of the Fund may result in shares trading at a significant premium or discount to net asset value (“NAV”). Due to the bid-ask spread, or if the Fund’s shares are otherwise trading at a premium or discount to NAV, investors may receive more or less than NAV when buying or selling their shares on an exchange.

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Performance History

On December 5, 2024, the stockholders of Tortoise Pipeline & Energy Fund, Inc., Tortoise Energy Independence Fund, Inc. and Tortoise Power and Energy Infrastructure Fund, Inc., each a Maryland corporation that is registered as a closed-end management investment company (the “Target Funds”), approved an Agreement and Plan of Merger (the “Plan”) by and between the Target Funds, and the Trust, on behalf of the Fund, pursuant to which each Target Fund would be merged with and into a wholly-owned subsidiary of the Fund (the “Mergers”). As a result of the Mergers, the Fund has assumed the performance history of Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ” or the “Predecessor Fund”).

The accompanying bar chart and table provide some indication of the risks of investing in the Predecessor Fund. The bar chart shows changes in the Predecessor Fund’s annual total returns from year to year. Following the bar chart is the Predecessor Fund’s highest and lowest quarterly returns during the periods shown in the bar chart. The table illustrates how the Predecessor Fund’s average annual returns for the 1-year, 5-year and 10-year periods compare with those of a broad measure of market performance. Past performance (before and after taxes) will not necessarily continue in the future. In addition, because the Predecessor Fund and the Fund have certain differences, including investment policies and practices and that the Predecessor Fund was a closed-end fund that utilized leverage while the Fund is an exchange-traded fund that does not utilize leverage, the Predecessor Fund’s past performance is not indicative of how the Fund will, or is expected to, perform in the future.

Updated information on the Fund’s results can be obtained by visiting www.tortoiseadvisors.com or by calling toll-free at 844-874-6339.

TPZ Calendar Year Total Returns as of 12/31(1)

(1)	TPZ’s calendar year-to-date total return based on net asset value for the period 1/1/24 to 9/30/24 was 21.59%.

During the periods shown in the chart above:

Best Quarter		Worst Quarter
38.38%	June 30, 2020	-51.94%	March 31, 2020

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Average Annual Total Returns for the Periods Ended December 31, 2023
TPZ Performance	1 Year	5 Years	10 years
Return Before Taxes (based on net asset value (“NAV”))	17.91%	5.78%	2.71%
Return After Taxes on Distributions	—	—	—
Return After Taxes on Distributions and Sale of Fund Shares	—	—	—
Index Performance
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
TPZ Benchmark Composite Index (reflects no deduction for fees, expenses or taxes(1)	13.13%	6.69%	3.75%

(1)	The TPZ Benchmark Composite includes the BofA Merrill Lynch U.S. Energy Index (CIEN), the BofA Merrill Lynch U.S. Electricity Index (CUEL) and the Tortoise MLP Index® (TMLP). It is comprised of a blend of 70% fixed income and 30% equity securities issued by companies in the power and energy infrastructure sectors.

In accordance with regulatory requirements applicable to exchange-traded funds, effective upon the closing of the Mergers, the Fund will adopt the S&P 500 Total Return Index as the broad-based securities market index used for performance reporting purposes.

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

Tortoise Capital Advisors, L.L.C. (the “Adviser”)

Portfolio Managers

The investment management of the Fund’s portfolio is the responsibility of the Adviser’s investment committee. The investment committee’s members are Brian A. Kessens, James R. Mick, Matthew G.P. Sallee, and Robert J. Thummel, Jr., all of whom share responsibility for such investment management and have each served as portfolio manager to the Fund since its inception in 2024.

Purchase and Sale of Shares

The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in blocks of shares known as “Creation Units.” ETF Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the relevant benchmark index. The Fund intends to effect redemptions for a combination of cash and in-kind securities. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the Exchange. The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, the Fund’s shares may trade at a price greater than NAV (premium) or less than NAV (discount). Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares of the Fund in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at https://tortoiseadvisors.com/.

Tax Information

Distributions made by the Fund may be taxable as ordinary income, or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement generally will be taxable to you as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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ADDITIONAL FUND INFORMATION

Investment Objectives

The Fund’s primary investment objective to provide a high level of current income to shareholders and secondary investment objective of capital appreciation are non-fundamental and may be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. Investment limitations identified as fundamental may not be changed without the approval of the holders of a majority of our outstanding voting securities (which for this purpose and under the 1940 Act, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are represented or (2) more than 50% of the outstanding voting shares). There is no guarantee that the Fund will achieve its investment objectives.

Additional Information About the Principal Investment Strategies

The following information is in addition to, and should be read along with, the description of the Fund’s principal investment strategies in the Fund Summary sections titled “Principal Investment Strategies” above.

The Fund invests primarily in power and energy infrastructure companies. The Fund seeks to invest in equity and fixed income securities primarily in power and energy infrastructure companies that provide stable and defensive characteristics throughout economic cycles. Such companies provide consistent dividends and stable earnings regardless of the state of the overall stock market.

The Fund’s investment approach emphasizes current income, low volatility, and minimization of downside risk by selecting stocks with lower price fluctuations over the long term in order to mitigate losses in down markets. Under normal circumstances, the Fund invests at least 80% of its total assets (including assets obtained through borrowings for investment purposes) in securities of power and energy infrastructure companies. Power and energy infrastructure companies are those that derive more than 50% of their revenue from power or energy infrastructure operations. Power infrastructure companies use long-lived assets to provide electric power generation (including nuclear and renewable energy), transmission and distribution. Energy infrastructure companies are engaged in the production or delivery of energy-related goods or services and include (i) companies that use a network of pipeline assets to transport, store, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids and other low carbon fuels, (ii) companies that store, transport, distribute or treat water, waste management, electric and heating systems and (iii) companies in the renewable and clean energy sectors such as those that produce or deliver solar, wind, hydro or geo-thermal related products or services. As a result of the Fund’s 80% policy, the Fund will concentrate in securities of power and infrastructure companies, meaning that the performance of the Fund will be closely tied to the performance of these particular market sectors. The Fund’s concentrations in these investments may present more risk than if we were broadly diversified over numerous industries and sectors of the economy.

Under normal circumstances, the Fund will invest a maximum of 50% of its total assets in fixed income securities. The remaining assets of the Fund will be invested primarily in dividend-paying equity securities, including common units of MLPs and common stocks.

The Fund may invest up to 10% of its total assets in securities issued by non-U.S. issuers (including Canadian issuers). An issuer of a security will be considered to be a non-U.S. issuer if it is organized under the laws of, or maintains its principal place of business in, a country other than the United States. Subject to the foregoing limitation, the Fund may invest in both equity and fixed-income securities issued by non-U.S. issuers. The Fund will not invest more than 25% of its total assets in non-investment grade rated fixed income securities. The Fund will not invest more than 15% of its total assets in restricted securities that are ineligible for resale under Rule 144A, all of which may be illiquid securities. The Fund will not engage in short sales. These investment restrictions described above apply at the time of purchase, and the Fund will not be required to reduce a position due solely to market value fluctuations.

The Fund’s Board of Trustees may change its non-fundamental investment policies without shareholder approval and will provide notice to shareholders of material changes in such policies (including notice through shareholder reports). Any change in the policy of investing under normal circumstances at least 80% of the Fund’s total assets in securities of power and energy infrastructure companies requires at least 60 days’ prior written notice to shareholders. Unless otherwise stated, the investment restrictions described above apply at the time of purchase, and the Fund will not be required to reduce a position due solely to market value fluctuations.

In addition, to comply with federal tax requirements for qualification as a RIC, the Fund’s investments will be limited so that at the close of each quarter of each taxable year (i) at least 50% of the value of its total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of its total assets and not more than 10% outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (which generally includes MLPs). These tax-related limitations may be changed by the Board of Trustees to the extent appropriate in light of changes to applicable tax requirements.

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Although inconsistent with its investment objectives, under adverse market or economic conditions or pending investment of offering or leverage proceeds, the Fund may invest 100% of its total assets in cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, short-term money market instruments, short-term fixed income securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid fixed income securities. The yield on these securities may be lower than the returns on the securities in which the Fund will otherwise invest or yields on lower-rated, fixed income securities. To the extent the Fund invests in these securities on a temporary basis or for defensive purposes, it may not achieve its investment objectives.

We seek to achieve our investment objectives by investing in a wide range of securities that generate income, including both dividend-paying equity securities and fixed income securities. Up to 25% of these securities may be securities issued by MLPs. Securities that generate income in which we may invest include the following types of securities:

Power and Energy Infrastructure Equity Securities. We may invest in a wide range of equity securities issued by power and energy infrastructure companies that are expected to pay dividends on a current basis.

We expect that such equity investments will primarily include common stock and MLP common units. Our investment in MLP securities is limited to 25% of total assets. However, such equity investments may also include limited partner interests, limited liability company interests, general partner interests, convertible securities, preferred equity, warrants and depository receipts of companies that are organized as corporations, limited partnerships, or limited liability companies. Equity investments generally represent an equity ownership interest in an issuer. An adverse event, such an unfavorable earnings report, may depress the value of a particular equity investment we hold. Also, prices of equity investments are sensitive to general movements in the stock market and a drop in the stock market may depress the price of equity investments we own. Equity investment prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or rising interest rates, which increases borrowing costs and the costs of capital.

The following is a more detailed description of each such security.

●	Common Stock. Common stock represents an ownership interest in the profits and losses of a corporation, after payment of amounts owed to bondholders, other debt holders and holders of preferred stock. Holders of common stock generally have voting rights, but we do not expect to have voting control in any of the companies in which we invest. The common stock in which we invest will generally be traded on a national securities exchange.

●	MLP Common Units. MLP common units represent a limited partner interest in a limited partnership that entitles the holder to an equity ownership share of the company’s success through distributions and/or capital appreciation. In the event of liquidation, MLP common unitholders have first rights to the partnership’s remaining assets after bondholders, other debt holders and preferred unitholders have been paid in full. MLPs are typically managed by a general partner, and holders of MLP common units generally do not have the right to vote upon the election of directors of the general partner. MLP common units trade on a national securities exchange or over the counter.

Power and Energy Infrastructure Fixed Income Securities. We will invest a maximum of 50% of our assets in fixed income securities. Fixed income securities include bonds, debentures, or other debt instruments, which are expected to provide a high level of current income. Our investments in securities that generate income may have fixed or variable principal payments and various interest rate and dividend payment and reset terms, including fixed rate, floating rate, adjustable rate and payment in kind features. Our investments may have extended or no maturities. Securities that generate income also may be subject to call features and redemption provisions. We may invest in securities of any credit quality that generate income, including up to 25% of our total assets in fixed income securities rated non-investment grade (commonly referred to as “junk bonds”), that are considered speculative as to the issuer’s capacity to pay interest and repay principal.

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These securities may be senior or junior positions in the capital structure of a borrower, may be secured (with specific collateral or have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower) or unsecured, and may be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases or internal growth of the borrower. These loans may have fixed rates of interest or variable rates of interest that are reset either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. The base lending rate may be the Secured Overnight Financing Rate, the prime rate offered by one or more major U.S. banks or some other base rate varying over time. Certain of the bonds in which we may invest may have an extended or no maturity or may be zero coupon bonds. We may invest in fixed income securities that are not rated or securities that are non-investment grade. Certain of these securities may be securities issued by MLPs.

●	Investment Grade Securities. We may invest in a wide variety of income-generating securities that are rated or determined by our Adviser to be investment grade quality and that are issued by corporations and other non-governmental entities and issuers. Investment grade quality securities are those that, at the time of investment, are either rated by one of the NRSROs that rate such securities within the four highest letter grades (including BBB- or higher by S&P or Fitch or Baa3 or higher by Moody’s), or if unrated are determined by the Adviser to be of comparable quality to the securities in which the Fund may otherwise invest.

Investment grade securities may include securities that, at the time of investment, are rated non-investment grade by S&P, Moody’s or Fitch, so long as at least one NRSRO rates such securities within the four highest grades (such securities are commonly referred to as split-rated securities). Investment grade securities that generate income are subject to market and credit risk. Investment grade securities that generate income have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. The values of investment grade income-generating securities may be affected by changes in the credit rating or financial condition of an issuer.

●	Non-investment Grade Securities. We may invest up to 25% of our total assets in fixed income securities rated non-investment grade securities by NRSROs or unrated of comparable quality. Non-investment grade securities are rated below Ba1 or lower by Moody’s, BB+ or lower by S&P, BB or lower by Fitch, or, if unrated, determined by the Adviser to be of comparable quality. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal.

Securities rated non-investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk bonds” or “high-yield bonds.” The credit quality of most non-investment grade securities reflects a greater-than-average possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of non-investment grade securities held by us more volatile and could limit our ability to sell such securities at favorable prices. In the absence of a liquid trading market for non-investment grade securities, we may have difficulties determining the fair market value of such investments. To the extent we invest in unrated securities, our ability to achieve our investment objectives will be more dependent on our Adviser’s credit analysis than would be the case when we invest in rated securities.

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Because the risk of default is higher for non-investment grade securities than for investment grade securities, our Adviser’s research and credit analysis is an especially important part of managing securities of this type. Our Adviser will attempt to identify those issuers of non-investment grade securities whose financial condition our Adviser believes is adequate to meet future obligations or has improved or is expected to improve in the future. Our Adviser’s analysis will focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

Restricted Securities. We may invest up to 15% of our total assets in restricted securities that are ineligible for resale under Rule 144A under the 1933 Act, all of which may be illiquid securities. Restricted securities (including restricted securities that are eligible for resale under Rule 144A) are less liquid than freely tradable securities because of statutory and/or contractual restrictions on resale. Such securities are not freely tradeable in the open market. This lack of liquidity creates special risks for us. However, we could sell such securities in private transactions with a limited number of purchasers or in public offerings under the 1933 Act if we have registration rights for the resale of such securities. Certain restricted securities generally become freely tradable upon the passage of time and satisfaction of other applicable conditions.

Restricted securities generally can be sold in private transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. To enable us to sell our holdings of a restricted security not registered under the 1933 Act, we may have to cause those securities to be registered. When we must arrange registration because we wish to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we can sell it. We would bear the risks of any downward price fluctuation during that period.

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or were sold in transactions not requiring registration, such as Rule 144A transactions. Institutional investors generally may not seek to sell these instruments to the general public, but instead will often depend on an institutional market in which such unregistered securities can be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

We may also invest in securities that may not be restricted but are thinly traded. Although securities of certain MLPs trade on the Exchange, the NASDAQ National Market or other securities exchanges or markets, such securities may have a lower trading volume less than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a favorable price during times when we believe it is desirable to do so. Investment of capital in thinly traded securities may restrict our ability to take advantage of market opportunities. The risks associated with thinly traded securities may be particularly acute in situations in which our operations require cash and could result in us borrowing to meet our short-term needs or incurring losses on the sale of thinly traded securities.

Rule 144A Securities. We may purchase Rule 144A securities, which are securities generally traded on a secondary market accessible to certain qualified institutional buyers. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers, such as the Fund. There is no limit to our investment in Rule 144A securities and Rule 144A securities will not be counted towards our 15% limitation on investing in restricted securities.

Institutional markets for securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable fair values for those Rule 144A securities as well as the ability to liquidate investments in those securities. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by us, however, could affect adversely the marketability of certain Rule 144A securities, and we might be unable to dispose of such securities promptly or at reasonable prices. To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase.

Non-U.S. Securities. We may invest up to 10% of our total assets in securities issued by non-U.S. issuers (including Canadian issuers). These securities may be issued by companies organized and/or having securities traded on an exchange outside the U.S. or may be securities of U.S. companies that are denominated in the currency of a different country.

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Temporary Investments and Defensive Investments. Pending investment of the proceeds of any offering or leverage proceeds, we expect to invest substantially all of the net offering proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, short-term money market instruments, short-term fixed income securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid fixed income securities. We may also invest in these instruments on a temporary basis to meet working capital needs, including, but not limited to, holding a reserve pending payment of distributions or facilitating the payment of expenses and settlement of trades.

In addition, and although inconsistent with our investment objectives, under adverse market or economic conditions, we may invest 100% of our total assets in these securities. The yield on these securities may be lower than the returns on the securities in which we will otherwise invest or yields on lower-rated, fixed-income securities. To the extent we invest in these securities on a temporary basis or for defensive purposes, we may not achieve our investment objectives.

Covered Call Options Strategy. We also seek to provide current income from gains earned through an option strategy. We currently intend to write (sell) call options on selected equity securities in our portfolio and to only write call options on securities we hold in our portfolio (“covered calls”). The notional amount of such calls is expected to be less than approximately 20% of the total value of our portfolio, although this percentage may vary depending on the cash flow requirements of the portfolio and on our Adviser’s assessment of market conditions. Under current market conditions, we presently intend to write covered calls that are generally one to three month terms and generally range from 5% to 15% out of the money, although this may vary from time to time. We currently intend to focus our covered call strategy on other energy infrastructure companies that our Adviser believes are integral links in the energy infrastructure value chain for pipeline companies, although we may write options on other securities in our portfolio in certain market environments.

A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price (exercise price) at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option.

If we write a call option on a security or basket of securities, we have the obligation upon exercise of such call option to deliver the underlying security or securities upon payment of the exercise price. As the writer of such call options, in effect, during the term of the option, in exchange for the premium received by us, we sell the potential appreciation above the exercise price in the value of securities covered by the options. Therefore, we forego part of the potential appreciation for part of our equity portfolio in exchange for the call premium received, but retain the risk of potential decline in those securities below the price which is equal to the excess of the exercise price of the call option over the premium per share received on the call option.

If we write a call option, we may terminate our obligation by effecting a closing purchase transaction. This is accomplished by purchasing a call option with the same terms as the option previously written. However, once we have been assigned an exercise notice, we will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when we so desire.

Other principal factors affecting the market value of an option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option. Gains and losses on investments in options depend, in part, on the ability of our Adviser to predict correctly the effect of these factors.

When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss.

Although our Adviser will attempt to take appropriate measures to minimize the risks relating to writing covered call options, there can be no assurance that we will succeed in any option-writing program we undertake.

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Additional Principal Risk Information

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks” in the Fund’s summary along with additional risk information.

General Business Risk. We are a series of a Maryland statutory trust registered as a non-diversified, open-end management investment company under the 1940 Act. We are subject to all of the business risks and uncertainties associated with any business, including the risk that we will not achieve our investment objectives and that the value of an investment in our securities could decline substantially and cause you to lose some or all of your investment.

General Securities Risk. We invest in securities that may be subject to certain risks, including: (1) issuer risk, (2) credit risk, (3) interest rate risk, (4) reinvestment risk, (5) call or prepayment risk, (6) valuation risk, and (7) duration and maturity risk.

Capital Markets Risk. Global financial markets and economic conditions have been, and may continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. Despite more stabilized economic activity, if the volatility continues, the cost of raising capital in the debt and equity capital markets, and the ability to raise capital, may be impacted. In particular, concerns about the general stability of financial markets and specifically the solvency of lending counterparties, may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. As a result of any of the foregoing, the companies in which we invest may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, the companies in which we invest may not be able to meet obligations as they come due. Moreover, without adequate funding, midstream energy entities may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Equity Securities Risk. Equity securities of entities that operate in the power and energy infrastructure sectors can be affected by macroeconomic and other factors affecting the stock market in general, expectations about changes in interest rates, investor sentiment towards such entities, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributions). Prices of equity securities of individual entities also can be affected by fundamentals unique to the company or partnership, including earnings power and coverage ratios. In addition, by writing covered call options, capital appreciation potential will be limited on a portion of our investment portfolio.

MLP Risk. An investment in MLP securities involves some risks that differ from the risks involved in an investment in the common stock of a corporation, including governance risk, tax risk, and cash flow risk. Governance risk involves the risks associated with the ownership structure of MLPs. MLPs are also subject to tax risk, which is the risk that MLPs might lose their partnership status for tax purposes. Cash flow risk is the risk that MLPs will not make distributions to holders (including us) at anticipated levels or that such distributions will not have the expected tax character. As a result, there could be a material reduction in our cash flow and there could be a material decrease in the value of our common shares. In addition, if an MLP in which the Fund invests amends its partnership tax return or an IRS audit results in a change to the tax return, shareholders may receive a corrected Form 1099 from the Fund, which could, in turn, require shareholders to amend their own federal, state or local tax returns and could result in shareholders having an additional tax liability.

Investment Grade Fixed Income Securities Risk. We may invest a portion of our assets in fixed income securities rated “investment grade” by NRSROs or judged by our Adviser to be of comparable credit quality. Although we do not intend to do so, we may invest up to 100% in such securities. Investment grade fixed income securities are rated Baa3 or higher by Moody’s, BBB- or higher by S&P, or BBB- or higher by Fitch. Investment grade fixed income securities generally pay yields above those of otherwise-comparable U.S. government securities because they are subject to greater risks than U.S. government securities, and yields that are below those of non-investment grade fixed income securities, commonly referred to as “junk bonds,” because they are considered to be subject to fewer risks than non-investment grade fixed income securities. Despite being considered to be subject to fewer risks than junk bonds, investment grade fixed income securities are, in fact, subject to risks, including volatility, credit risk and risk of default, sensitivity to general economic or industry conditions, potential lack of resale opportunities (illiquidity), and additional expenses to seek recovery from issuers who default. We will not invest more than 25% of our total assets in fixed income securities rated noninvestment grade by NRSROs or unrated securities of comparable quality.

Non-investment Grade Fixed Income Securities Risk. Non-investment grade securities are rated Ba1 or lower by Moody’s, BB+ or lower by S&P or BB or lower by Fitch or, if unrated, are determined by our Adviser to be of comparable credit quality. Non-investment grade securities, also sometimes referred to as “junk bonds,” generally pay a premium above the yields of U.S. government securities or fixed income securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

Concentration Risk. The Fund’s strategy of concentrating its assets in the power and energy infrastructure industries means that the performance of the Fund will be closely tied to the performance of these particular market sectors. Therefore, a downturn in the power and energy infrastructure sectors would have a larger impact on the Fund than on an investment company that does not concentrate in these sectors. Specific risks of investing in the power and energy infrastructure sectors include the following: (1) interest rate risk, (2) credit rating downgrade risk, (3) terrorism and natural disasters risk, (4) climate change regulation risk, (5) operating risk, (6) power infrastructure company risk, and (7) energy infrastructure company risk. The Fund’s concentrations in these investments may present more risk than if we were broadly diversified over numerous industries and sectors of the economy. At times, the performance of these investments may lag the performance of other industries or the market as a whole.

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Power Infrastructure Company Risk. Companies operating in the power infrastructure sector also are subject to additional risks, including: (1) regulatory risk, (2) Federal Energy Regulatory Commission risk, (3) environmental risk and (4) competition risk. To the extent that any of these risks materialize for a company whose securities are in our portfolio, the value of these securities could decline and our net asset value and share price could be adversely affected.

Energy Infrastructure Company Risk. Companies operating in the energy infrastructure sector also are subject to additional risks, including: (1) pipeline company risk, (2) gathering and processing company risk, (3) propane company risk, (4) supply and demand risk, (5) price volatility risk, (6) competition risk, and (7) regulatory risk. To the extent that any of these risks materialize for a company whose securities are in our portfolio, the value of these securities could decline and our net asset value and share price would be adversely affected.

Non-U.S. Securities Risk. We may invest up to 10% of our total assets in securities issued by non-U.S. issuers (including Canadian issuers) and that otherwise meet our investment objectives. This may include investments in the securities of non-U.S. issuers that involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including different accounting, auditing and financial standards, less government supervision and regulation, additional tax withholding and taxes, difficulty enforcing rights in foreign countries, less publicly available information, difficulty effecting transactions, higher expenses, and exchange rate risk.

Restricted Securities Risk. We will not invest more than 15% of our total assets in restricted securities that are ineligible for resale under Rule 144A, all of which may be illiquid securities. Restricted securities (including Rule 144A securities) are less liquid than freely tradable securities because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike freely tradable securities, which can be expected to be sold immediately if the market is adequate. This lack of liquidity creates special risks for us.

Rule 144A Securities Risk. We may purchase Rule 144A securities. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers, such as the Fund. Securities saleable among qualified institutional buyers pursuant to Rule 144A will not be counted towards the 15% limitation on restricted securities.

An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by us, however, could affect adversely the marketability of certain Rule 144A securities, and we might be unable to dispose of such securities promptly or at reasonable prices. To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase and the fair value of such investments may become not readily determinable. In addition, if for any reason we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the fair value at which we previously recorded these investments.

Tax Risk. We intend to elect to be treated, and intend to qualify each year, as a RIC under the Code. To maintain our qualification for federal income tax purposes as a RIC under the Code, we must meet certain source-of-income, asset diversification and annual distribution requirements, as discussed in detail under “Certain U.S. Federal Income Tax Considerations” in the SAI. If for any taxable year we fail to qualify for the special federal income tax treatment afforded to RICs, all of our taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to our shareholders) and our income available for distribution to shareholders will be reduced.

Valuation Risk. The fair value of certain of our investments may not be readily determinable. The fair value of these securities will be determined pursuant to methodologies established by our Board of Trustees. While the fair value of securities we acquire through direct placements generally will be based on a discount from quoted market prices, other factors may adversely affect our ability to determine the fair value of such a security. Our determination of fair value may differ materially from the values that would have been used if a ready market for these securities had existed.

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Liquidity Risk. Certain securities may trade less frequently than those of larger companies that have larger market capitalizations. Investments in securities that are less actively traded or over time experience decreased trading volume may be difficult to dispose of when we believe it is desirable to do so, may restrict our ability to take advantage of other opportunities, and may be more difficult to value.

Non-Diversification Risk. We are registered as a non-diversified, open-end management investment company under the 1940 Act. Accordingly, there are no regulatory limits under the 1940 Act on the number or size of securities that we hold, and we may invest more assets in fewer issuers compared to a diversified fund. However, in order to qualify as a RIC for federal income tax purposes, we must meet certain diversification requirements.

Covered Call Risk. We cannot guarantee that our covered call option strategy will be effective. There are several risks associated with transactions in options on securities. For example, the significant differences between the securities and options markets could result in an imperfect correlation between these markets. The use of options also may require us to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security we might otherwise sell. There can be no assurance that a liquid market will exist when we seek to close out an option position. Factors such as supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the dividend or distribution yield of the underlying security, the actual or perceived volatility of the underlying security and the time remaining until the expiration date, could impact or cause to vary over time the amount of income we are able to generate through our covered call option strategy. The number of covered call options we can write is limited by the number of shares of the corresponding common stock we hold. Furthermore, our covered call option transactions may be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. If we fail to maintain any required asset coverage ratios in connection with any use by us of leverage, we may be required to redeem or prepay some or all of our leverage instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any option transaction. Early termination of an option could result in a termination payment by or to us

Competition Risk. There are a number of alternatives to us as vehicles for investment in a portfolio of companies operating primarily in the power and energy infrastructure sectors, including publicly traded investment companies, structured notes, private funds, open-end funds and indexed products. In addition, tax law changes have increased the ability of RICs or other institutions to invest in MLPs. These competitive conditions may adversely impact our ability to meet our investment objectives, which in turn could adversely impact our ability to make interest or distribution payments on any securities we may issue.

Performance Risk. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, the 1940 Act and restrictions and provisions in credit facilities and fixed income securities may limit our ability to make distributions. For federal income tax purposes, we are required to distribute substantially all of our net investment income and net capital gain each year, so as to maintain our status as a RIC, reduce our federal income tax liability and to avoid a potential excise tax. If our ability to make distributions on our common shares is limited, such limitations could, under certain circumstances, impair our ability to maintain our qualification for taxation as a RIC, which would have adverse consequences for our shareholders.

Legal and Regulatory Change Risk. The regulatory environment for open-end companies is evolving, and changes in the regulation of open-end companies may adversely affect the value of our investments or our ability to pursue our trading strategy. In addition, the securities markets are subject to comprehensive statutes and regulations. The SEC, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The effect of any future regulatory change on us could be substantial and adverse.

Management Risk. Our ability to achieve our investment objective is directly related to our Adviser’s investment strategies for the Fund. The value of your investment in our common shares may vary with the effectiveness of the research and analysis conducted by our Adviser and their ability to identify and take advantage of attractive investment opportunities. If the investment strategies of our Adviser do not produce the expected results, the value of your investment could be diminished or even lost entirely, and we could underperform the market or other funds with similar investment objectives.

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Cybersecurity Risk. Investment advisers, including the Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyberattacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption. Cyberattacks might potentially be carried out by persons using techniques that could range from efforts to electronically circumvent network security or overwhelm websites to intelligence gathering and social engineering functions aimed at obtaining information necessary to gain access. Nevertheless, cyber incidents could potentially occur, and might in some circumstances result in unauthorized access to sensitive information about the Adviser or its clients.

Pandemic and Epidemic Risk. Widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the United States. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact its ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund

ETF-Related Risk

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. However, participants are not obligated to make a market in the Fund’s shares or submit purchase and redemption orders for Creation Units. To the extent that these institutions exit the business, reduce their role or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting and the bid/ask spread on the Fund’s shares may widen.

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Cash Transactions Risk. The Fund intends to effect creations and redemptions for a combination of cash and in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions and avoid realized gains on the distributed portfolio securities at the fund level. A Fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees. These brokerage fees, which will be higher than if the Fund sold and redeemed its shares entirely in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for ETFs that distribute portfolio securities in-kind.

Market Maker Risk. The Fund faces numerous market risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and in greater than normal intraday bid-ask spreads for Fund shares.

Trading Issues Risk. Trading in Fund shares on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange’s “circuit breaker” rules. There can be no assurance that the requirements of Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Share Price Risk. Disruptions to creations and redemptions, bid-ask spreads, the existence of extreme market volatility or potential lack of an active trading market for shares of the Fund may result in shares trading at a significant premium or discount to NAV. Due to the bid-ask spread, or if the Fund’s shares are otherwise trading at a premium or discount to NAV, investors may receive more or less than NAV when buying or selling their shares on an exchange.

Disclosure of Portfolio Holdings

The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through the Fund’s website and may be made available through financial reporting and news services or any other medium, including publicly available internet web sites. Additional information regarding the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

INVESTMENT MANAGEMENT

Investment Adviser

Pursuant to an investment advisory agreement, the Adviser provides the Fund with investment research and advice and furnishes it with an investment program consistent with its investment objectives and policies, subject to the supervision of its Board of Trustees. The Adviser determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the Fund’s securities transactions and reports to its Board of Trustees on its investments and performance.

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The Adviser is located at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211. The Adviser specializes in energy investing across the energy value chain, including infrastructure and MLPs. The Adviser was formed in October 2002 to provide portfolio management services to institutional and high-net-worth investors seeking professional management of their MLP investments. As of September 30, 2024, the Adviser had approximately $8.2 billion of client assets under management. The Adviser’s Investment Committee is comprised of four individuals.

The Adviser is indirectly controlled by Lovell Minnick Partners LLC (“Lovell Minnick”) and is an indirect wholly-owned subsidiary of Tortoise Parent Holdco LLC (“Tortoise”). Tortoise holds multiple wholly-owned essential asset and income-oriented SEC-registered investment advisers. An entity formed by Lovell Minnick owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors owns a controlling interest in Tortoise. Certain employees in the Tortoise complex, including all of the Adviser’s Managing Directors, also own interests in Tortoise.

Portfolio Managers

The investment management of the Fund’s portfolio is the responsibility of the Adviser’s investment committee. The investment committee’s members are Brian A. Kessens, James R. Mick, Matthew G.P. Sallee, and Robert J. Thummel, Jr., all of whom share responsibility for such investment management. It is the policy of the investment committee that any one member can require the Adviser to sell a portfolio company and any one member can veto the committee’s decision to invest in a portfolio company.

Brian A. Kessens. Mr. Kessens joined the Adviser in 2008. He has been a senior portfolio manager of the Adviser since February 2019, a Managing Director of the Adviser since January 2015, and a member of the Investment Committee of our Adviser since June 30, 2015. He was a portfolio manager of the Adviser from July 2013 to January 2019. He was a senior investment analyst of the Adviser from June 2012 to July 2013, and an investment analyst from 2008 to June 2012. Previously, from 2004 to 2008, he was a vice president in Citigroup’s global energy investment banking practice. Prior to Citigroup, he served from 1997 to 2002 as a field artillery officer in the United States Army. Mr. Kessens earned a Master of Business Administration from Columbia Business School in New York and a Bachelor of Science in economics from the United States Military Academy at West Point. He earned his CFA designation in 2006.

James R. Mick. Mr. Mick joined the Adviser in 2006. He has been a senior portfolio manager of the Adviser since February 2019, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee of our Adviser since June 30, 2015. He was a portfolio manager of the Adviser from July 2013 to January 2019. He was a senior investment analyst of the Adviser from June 2012 to July 2013, an investment analyst from 2011 to June 2012, and a research analyst from 2006 to 2011. Previously, he was a senior finance specialist at General Electric Insurance Solutions (now Swiss Re) from 2003 to 2006 and a senior auditor at Ernst & Young from 2000 to 2003. Mr. Mick earned Bachelor of Science degrees in business administration and accounting and a Master of Accounting and Information Systems degree from the University of Kansas. He earned his CFA designation in 2010.

Matthew G.P. Sallee. Mr. Sallee joined the Adviser in 2005. He has been a senior portfolio manager of the Adviser since February 2019, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee of our Adviser since June 30, 2015. He was a portfolio manager of the Adviser from July 2013 to January 2019. He was a senior investment analyst of the Adviser from June 2012 to July 2013, an investment analyst from 2009 to June 2012, and a research analyst from 2005 to 2009. Previously, he served for five years (from 2000 to 2005) as a senior financial analyst with Aquila, Inc., where he was responsible for analysis of capital allocation at the firm’s communications infrastructure subsidiary, Everest Connections. Mr. Sallee graduated magna cum laude from the University of Missouri with a degree in business administration. He earned his CFA designation in 2009.

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Robert J. Thummel, Jr. Mr. Thummel joined the Adviser in 2004. He has been a senior portfolio manager of the Adviser since February 2019, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee of our Adviser since June 30, 2015. He was a portfolio manager of the Adviser from July 2013 to January 2019. He was a senior investment analyst of the Adviser from June 2012 to July 2013, and an investment analyst from 2004 to June 2012. Mr. Thummel was previously the president of Tortoise North American Energy Corporation from 2008 until the fund was merged into the Tortoise Energy Infrastructure Corporation in June 2014. Previously, he was director of finance at KLT Inc., a subsidiary of Great Plains Energy, from 1998 to 2004 and a senior auditor at Ernst & Young from 1995 to 1998. Mr. Thummel earned a Bachelor of Science in accounting from Kansas State University and a Master of Business Administration degree from the University of Kansas.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund are available in the SAI.

Buying and Selling Fund Shares

Shares of the Fund are expected to be listed on the Exchange, subject to notice of issuance. When you buy or sell shares on the secondary market, you will pay or receive the market price. The Fund’s shares will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the Fund’s shares. A “Business Day” with respect to the Fund is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

NAV per share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares of the Fund outstanding. Expenses and fees, including management and distribution fees, if any, are accrued daily and taken into account for purposes of determining NAV. NAV is determined each Business Day, normally as of the close of regular trading of the Exchange (ordinarily 4:00 p.m., eastern time).

You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling shares, including bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

The Fund’s portfolio securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board of Trustees of the Trust (the “Trust Board”) has adopted procedures to be followed when the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). The Trust Board reviews, no less frequently than annually, the adequacy of the Fund’s policies and procedures and the effectiveness of their implementation. Valuing securities at fair value may result in a different price being used in the calculation of the Fund’s NAV from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Trust Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Fund may employ fair value pricing to ensure greater accuracy in determining daily NAV. Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the Exchange when the Fund’s NAV is determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following Business Day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV.

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Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Adviser, the market price is stale; and (3) securities for which trading has been halted or suspended.

Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security.

Frequent Purchases and Redemptions of Fund Shares. The Fund does not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the Fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Trust Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Fund’s investment strategy, or whether they would cause the Fund to experience increased transaction costs. The Trust Board considered that, unlike traditional mutual funds, shares are issued and redeemed only in large quantities of shares known as Creation Units available only from the Fund directly to a few institutional investors (“Authorized Participants”), and that most trading in the Fund occurs on the exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Trust Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Fund or its shareholders. In addition, frequent trading of shares by Authorized Participants and arbitrageurs is critical to helping the market price remain at or close to NAV.

OTHER CONSIDERATIONS

Distribution and Service Plan of the Fund

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% per annum of the Fund’s average daily net assets may be made for the sale and distribution of its shares or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. The Fund currently does not charge 12b-1 fees and such fees may only be imposed after approval by the Trust Board. If payments are made in the future, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments to Financial Intermediaries

The Adviser, out of its own resources and without additional cost to the Fund or its shareholders, may pay intermediaries for the sale of Fund shares and related services, including participation in activities that are designed to make intermediaries more knowledgeable about exchange traded products. Payments are generally made to intermediaries that provide shareholder servicing, marketing and related sales support, educational training or support, or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be made to intermediaries for making shares of the Fund available to their customers generally and in investment programs. The Adviser may also reimburse expenses or make payments from its own resources to intermediaries in consideration of services or other activities the Adviser believes may facilitate investment in the Fund.

The possibility of receiving, or the receipt of, the payments described above may provide intermediaries or their salespersons with an incentive to favor sales of shares of the Fund, and other funds whose affiliates make similar compensation available, over other investments that do not make such payments. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund and other ETFs.

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Fund Service Providers

Tait, Weller & Baker LLP serves as the independent registered public accounting firm for the Fund.

U.S. Bank, National Association acts as the custodian for the Fund.

U.S. Bank, Global Fund Services acts as the administrator, accounting agent and transfer agent for the Fund.

Vedder Price P.C., serves as legal counsel to the Fund.

Additional Information

The Fund may enter into contractual arrangements with various parties, including among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

DIVIDENDS, DISTRIBUTIONS AND TAXES

General Policies. The Fund expects to pay out dividends from its net investment income monthly.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to shareholders of the Fund. Dividend payments are made through DTC Participants and Indirect Participants to shareholders of record with proceeds received from the Fund.

The Fund may make additional distributions to the extent necessary (i) to distribute its entire annual investment company taxable income (determined without regard to the dividends paid deduction), plus its net capital gain, if any, and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by shareholders for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by shareholders of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. shareholders should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the Trust of the same Fund at NAV. Distributions reinvested in additional shares of the Fund will be taxable to shareholders to the same extent as if such distributions had been received in cash.

Tax Consequences

The following discussion is a general summary of material U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable U.S. federal income tax laws as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income, estate, gift, state, local or foreign tax considerations affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including applicable federal, state, local and foreign tax consequences to them or the effect of possible changes in tax laws.

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In addition, no attempt is made to address tax considerations applicable to an investor with a special tax status, such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt organization, dealer in securities or currencies, person holding shares of the Fund as part of a hedging, integrated, conversion or straddle transaction or constructive sale, trader in securities that has elected the mark-to-market method of accounting for its securities, U.S. holder (as defined below) whose functional currency is not the U.S. dollar, investor with “applicable financial statements” within the meaning of section 451(b) of the Code or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes the Fund’s shares are held by U.S. persons and that such shares are held as capital assets.

A U.S. holder is a beneficial owner that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

●	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. holder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. This federal income tax summary is based in part on the advice of counsel to the Fund. The IRS could disagree with any conclusions set forth in this section. The following disclosure may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax adviser.

Fund Status. The Fund intends to qualify as a “regulated investment company” (a “RIC”) under the Code. If the Fund qualifies as a RIC and distributes to its shareholders at least 90% of the sum of (1) its “investment company taxable income,” as that term is defined in the Code (which includes, among other items, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (2) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates on the amount retained. The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest and net capital gain.

If the Fund fails to qualify as a RIC in any taxable year, it will be taxed in the same manner as an ordinary corporation on its taxable income and distributions to the Acquired Fund’s shareholders will not be deductible by the Fund in computing its taxable income.

Under the Code, the Fund generally will also be subject to a nondeductible 4% federal excise tax on the undistributed portion of its ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (1) 98% of the Fund’s ordinary income (computed on a calendar year basis), (2) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31), and (3) certain amounts from previous years to the extent such amounts have not been treated as distributed or been subject to tax under Subchapter M of the Code. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal conditions, does not currently expect to be subject to this excise tax.

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If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such income it is required to accrue, to qualify as a RIC and avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) convert distributions that would otherwise constitute qualified dividend income into ordinary income taxed at the higher rate applicable to ordinary income, (2) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert long-term capital gain into short-term capital gain or ordinary income, (5) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (6) cause the Fund to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions, and (9) produce income that will not be included in the sources of income from which a RIC must derive at least 90% of its gross income each year. While it may not always be successful in doing so, the Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

Distributions. The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into different categories, including identifying ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary income tax rate, however, as further discussed below certain ordinary income distributions received from the Fund may be taxed at the capital gains income tax rates. Generally, you will treat all net capital gain dividends (the excess of net long-term capital gains over net short-term capital losses) as long-term capital gains regardless of how long you have owned your shares.

Distributions in excess of the Fund’s earnings and profits will be treated, first, as a tax-free return of capital, which is applied against and will reduce the adjusted basis of the Fund shares and, after such adjusted basis is reduced to zero, generally will constitute capital gain.

To determine your actual tax liability for your net capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for federal income tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your shares, which could result in you having to pay a greater amount of tax in the future when shares are sold, even if you sell the shares at a loss from your original investment. A “return of capital” is a return, in whole or in part, of the funds that you previously invested in the Fund. A return of capital distribution should not be considered part of the Fund’s dividend yield or total return of an investment in Fund shares. The federal income tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from RICs. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction provided certain holding period and other requirements are satisfied by both the Fund and the shareholder.

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Capital Gains and Losses and Certain Ordinary Income Dividends. If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax adviser about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a RIC such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend that is eligible for the capital gains tax rates.

An additional 3.8% “Medicare tax” is imposed on the net investment income of certain individuals with a modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers) and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” generally will include interest, dividends, annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of the Fund) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Thus, certain of the Fund’s taxable distributions and gains on the sale of Fund shares may be subject to this additional tax.

Sale of Shares. If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including brokerage fees, if any. In some cases, however, you may have to adjust your tax basis after you purchase your shares. An election may be available to you to defer recognition of capital gain if you make certain qualifying investments within a limited time. You should talk to your tax adviser about the availability of this deferral election and its requirements. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any net capital gain dividends you received with respect to such shares and any loss realized on a sale or exchange of shares of the Fund generally will be disallowed if you acquire other shares of the Fund or other substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that you dispose of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Capital losses are subject to limitations under the Code.

Treatment of Fund Expenses. Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

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ADDITIONAL INFORMATION

Other Information

For purposes of the 1940 Act, the Fund is treated as registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. The SEC has issued an exemptive order on which the Fund relies permitting registered investment companies to invest in exchange-traded funds offered by the Adviser beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with shares that are part of an over-allotment within the meaning of Section 4(a)(3)(a) of the 1933 Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that under Rule 153 of the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the CBOE BZX Exchange is satisfied by the fact that such Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Premium/Discount Information

Information regarding how often the shares of the Fund are traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available at https://tortoiseadvisors.com/.

26

FINANCIAL HIGHLIGHTS

If the Mergers are approved and consummated, the Acquiring Fund will adopt the financial statements and performance history of TPZ, the Acquiring Fund’s Predecessor Fund, with the Predecessor Fund being the accounting survivor of the Mergers. Information contained in the tables below under the headings “Per Common Share Data” and “Supplemental Data and Ratios” shows the operating performance for the most recent five fiscal years for the Predecessor Fund.

The following Financial Highlights table is intended to help a prospective investor understand the Predecessor Fund’s financial performance for the periods shown. Past results are not indicative of future performance. A copy of the Semi-Annual Report and Annual Reports referred to below may be obtained from www.sec.gov, by visiting www.tortoiseadvisors.com or by calling toll-free at 844-874-6330 The information contained in, or that can be accessed through, the website is not part of this Prospectus.

The Predecessor Fund’s financial statements as of and for the fiscal years ended November 30, 2023, 2022, 2021, 2020 and 2019, including the financial highlights for the fiscal years then ended, have been audited by Ernst & Young LLP, an independent registered public accounting firm. Ernst & Young LLP’s report, along with the Predecessor Fund’s financial statements, is included in the Predecessor Fund’s 2023 Annual Report. The financial highlights for the six months ended May 31, 2024, included in the Predecessor Fund's 2024 Semi-Annual Report are unaudited.

	Six Months Ended May 31, 2024	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$16.25	$15.85	$15.09	$13.01	$17.70	$19.76
Income (loss) from Investment Operations
Net investment income(2)	0.16	0.32	0.24	0.23	0.35	0.39
Net realized and unrealized gain (loss)(2)	1.97	1.34	1.69	2.49	(3.99)	(0.95)
Total income (loss) from investment operations	2.13	1.66	1.93	2.72	(3.64)	(0.56)
Distributions to Common Stockholders
From net investment income	—	(0.62)	(0.29)	(0.28)	(0.60)	(1.12)
From net realized gains from investment transactions	—	—	—	—	—	(0.28)
From return of capital	(0.63)	(0.64)	(0.88)	(0.36)	(0.45)	(0.10)
Total distributions to common stockholders	(0.63)	(1.26)	(1.17)	(0.64)	(1.05)	(1.50)
Net Asset Value, end of period	$17.75	$16.25	$15.85	$15.09	$13.01	$17.70
Per common share market value, end of period	$15.45	$13.57	$13.63	$12.92	$9.99	$15.57
Total investment return based on market value(3)(4)	18.77%	9.43%	14.87%	35.99%	(29.23)%	(1.38)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$104,532	$95,724	$98,245	$98,462	$89,426	$123,015
Average net assets (000’s)	$99,877	$96,134	$101,421	$100,853	$93,027	$137,701
Ratio of Expenses to Average Net Assets(5)
Advisory fees	1.18%	1.20%	1.18%	1.18%	1.28%	1.32%
Other operating expenses	0.52	0.45	0.56	0.47	0.94	0.38
Total operating expenses	1.70	1.65	1.74	1.65	2.22	1.70
Leverage expenses	1.50	1.05	0.85	0.82	1.04	1.25
Total expenses	3.20%	2.70%	2.59%	2.47%	3.26%	2.95%

27

	Six Months Ended May 31, 2024	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019
	(unaudited)
Ratio of net investment income to average net assets	1.91%	2.06%	1.53%	1.48%	2.61%	1.98%
Portfolio turnover rate	10.24%	9.72%	4.85%	26.70%	29.95%	25.27%
Credit facility borrowings, end of period (000’s)	$24,300	$24,600	$25,900	$24,000	$26,200	$54,100
Asset coverage, per $1,000 of principal amount of senior notes and credit facility borrowings(6)	$5,302	$4,891	$4,793	$5,103	$4,413	$3,274
Asset coverage ratio of senior notes and credit facility borrowings(6)	530%	489%	479%	510%	441%	327%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2023, 2022, 2021, 2020, and 2019 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Not annualized for periods less than one full year.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.
(5)	Annualized for periods less than one full year.
(6)	Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings at the end of the period divided by credit facility borrowings outstanding at the end of the period.

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FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information

Please refer to the SAI for additional information on the Fund. The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the prior fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

You can obtain a free copy of these documents and the SAI, request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at 844-874-6339, by visiting the Adviser’s website at https://tortoiseadvisors.com/ or by writing to:

Tortoise Power and Energy Infrastructure Fund

5901 College Boulevard, Suite 400

Overland Park, Kansas 66211

You can review and copy information, including the Fund’s reports and SAI: Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov; or For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

STATEMENT OF ADDITIONAL INFORMATION

TORTOISE CAPITAL SERIES TRUST

TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND

Ticker Symbol: TPZ
Exchange: New York Stock Exchange

December 20, 2024

This Statement of Additional Ifnformation (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of Tortoise Power and Energy Infrastructure Fund (the “Fund”) dated December 20, 2024. A copy of the Fund’s prospectus (the “Prospectus”) may be obtained at no charge by calling the Fund at (866) 362-9331.

You may obtain a copy of each Fund’s annual and semi-annual reports, when available, at no charge by contacting the Fund at the address or phone number noted above.

-i-

The Trust and the Fund

The Fund is a newly created, non-diversified, actively managed ETF that is a series of the Trust. The Trust was organized as a Maryland statutory trust on August 13, 2024. The Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”), and the continuous offering of the Fund’s shares will be registered under the Securities Act of 1933, as amended (the “Securities Act”).

The Board of Trustees of the Trust (the “Board” or “Board of Trustees”) has the right, without shareholder approval, to establish additional series in the future; to determine the preferences, voting powers, rights and privileges thereof; and to modify such preferences, voting powers, rights and privileges. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.

All shares of a series shall represent an equal proportionate interest in the assets held with respect to that series (subject to the liabilities held with respect to that series and such rights and preferences as may have been established and designated with respect to classes of shares of such series), and each share of a series shall be equal to each other share of that series.

Shares are voted in the aggregate and not by series or class, except in matters where a separate vote is required by the 1940 Act, or when the matters affect only the interest of a particular series or class. The governing instrument for the Trust provides that each shareholder of the Trust is entitled to one vote per share, and the ability to vote the fraction of any fractional share, on any matter on which the shares are entitled to vote.

The Trust is not required to hold annual meetings of shareholders. Meetings of the shareholders shall be called by the Secretary of the Trust upon written request of shareholders holding, in the aggregate, not less than a majority of the voting power of the outstanding shares, such request specifying the purpose or purposes for which such meeting is to be called.

The Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series without materially changing the proportionate beneficial interest of the shares of that series in the assets belonging to that series or materially affecting the rights of shares of any other series. In case of the liquidation of a series, the holders of shares of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series (or class thereof) are borne by that series (or class). Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by, or under the direction of, the Board to all applicable series (and classes thereof) in such manner and on such basis as the Board in its sole discretion deems fair and equitable. No shareholder is liable to further calls for the payment of any sum of money or assessment whatsoever with respect to the Trust or any series of the Trust without his or her express consent.

All consideration received by the Trust for the issue or sale of the Fund’s shares, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, subject only to the rights of creditors, shall constitute the underlying assets of the Fund.

The Fund offers and issues shares at its net asset value (“NAV”) per share only in aggregations of a specified number of shares (each a “Creation Unit”). The Fund intends to effect creations and redemptions for a combination of cash and in-kind securities. As an ETF, the Fund may offer and issue shares in-kind in exchange for a basket of securities, assets or other positions in which it invests (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The shares of the Fund will be listed and traded on the New York Stock Exchange. The New York Stock Exchange is referred to as the “Exchange” in this SAI. The Fund’s shares will trade on the Exchange at market prices. These prices may differ from the NAV of the Fund’s shares. The Fund’s shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions. The Trust may impose a transaction fee for each creation or redemption (the “Transaction Fee”). In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. The Fund may charge, either in lieu or in addition to the fixed creation or redemption Transaction Fee, a variable fee for creations and redemptions in order to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction, up to a maximum of 2.00% of the NAV per Creation Unit, inclusive of any Transaction Fees charged (if applicable).

Investment Objectives, Policies, Strategies and Associated Risks

The Fund’s primary investment objective to provide a high level of current income to shareholders and secondary investment objective of capital appreciation are non-fundamental and may be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. Investment limitations identified as fundamental may not be changed without the approval of the holders of a majority of our outstanding voting securities (which for this purpose and under the 1940 Act, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are represented or (2) more than 50% of the outstanding voting shares). There is no guarantee that the Fund will achieve its investment objectives.

The Fund’s investment approach emphasizes current income, low volatility, and minimization of downside risk by selecting stocks with lower price fluctuations over the long term in order to mitigate losses in down markets. Under normal circumstances, the Fund invests at least 80% of its total assets (including assets obtained through borrowings for investment purposes) in securities of power and energy infrastructure companies. Power and energy infrastructure companies are those that derive more than 50% of their revenue from power or energy infrastructure operations. Power infrastructure companies use long-lived assets to provide electric power generation (including nuclear and renewable energy), transmission and distribution. Energy infrastructure companies are engaged in the production or delivery of energy-related goods or services and include (i) companies that use a network of pipeline assets to transport, store, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids and other low carbon fuels, (ii) companies that store, transport, distribute or treat water, waste management, electric and heating systems and (iii) companies in the renewable and clean energy sectors such as those that produce or deliver solar, wind, hydro or geo-thermal related products or services. As a result of the Fund’s 80% policy, the Fund will concentrate in securities of power and infrastructure companies, meaning that the performance of the Fund will be closely tied to the performance of these particular market sectors. The Fund’s concentrations in these investments may present more risk than if we were broadly diversified over numerous industries and sectors of the economy.

The following information supplements the discussion of the Fund’s investment objectives, policies and techniques that are described in the prospectus and contains more detailed information about the types of instruments in which the Fund may invest, strategies Tortoise Capital Advisors, L.L.C. (the “Adviser”), the Fund’s investment adviser, may employ in pursuit of the Fund’s investment objectives and a discussion of related risks.

Portfolio Securities

The Fund seeks to achieve its investment objectives by investing in a wide range of securities that generate income, including both dividend-paying equity securities and fixed income securities. Up to 25% of these securities may be securities issued by master limited partnerships (“MLPs”). Securities that generate income in which the Fund may invest include the following types of securities:

Power and Energy Infrastructure Equity Securities. The Fund may invest in a wide range of equity securities issued by power and energy infrastructure companies that are expected to pay dividends on a current basis.

The Fund expects that such equity investments will primarily include common stock and MLP common units. Our investment in MLP securities is limited to 25% of total assets. However, such equity investments may also include limited partner interests, limited liability company interests, general partner interests, convertible securities, preferred equity, warrants and depository receipts of companies that are organized as corporations, limited partnerships or limited liability companies. Equity investments generally represent an equity ownership interest in an issuer. An adverse event, such as unfavorable earnings report, may depress the value of a particular equity investment we hold. Also, prices of equity investments are sensitive to general movements in the stock market and a drop in the stock market may depress the price of equity investments we own. Equity investment prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or rising interest rates, which increases borrowing costs and the costs of capital.

The following is a more detailed description of each such security.

●	Common Stock. Common stock represents an ownership interest in the profits and losses of a corporation, after payment of amounts owed to bondholders, other debt holders, and holders of preferred stock. Holders of common stock generally have voting rights, but the Fund does not expect to have voting control in any of the companies in which we invest. The common stock in which the Fund invests will generally be traded on a national securities exchange.

●	MLP Common Units. MLP common units represent a limited partner interest in a limited partnership that entitles the holder to an equity ownership share of the company’s success through distributions and/or capital appreciation. In the event of liquidation, MLP common unitholders have first rights to the partnership’s remaining assets after bondholders, other debt holders, and preferred unitholders have been paid in full. MLPs are typically managed by a general partner, and holders of MLP common units generally do not have the right to vote upon the election of directors of the general partner. MLP common units trade on a national securities exchange or over the counter.

Power and Energy Infrastructure Fixed Income Securities. The Fund will invest a maximum of 50% of its assets in fixed income securities. Fixed income securities include bonds, debentures or other debt instruments, which are expected to provide a high level of current income. The Fund’s investments in securities that generate income may have fixed or variable principal payments and various interest rate and dividend payment and reset terms, including fixed rate, floating rate, adjustable rate, and payment in kind features. The Fund’s investments may have extended or no maturities. Securities that generate income also may be subject to call features and redemption provisions. The Fund may invest in securities of any credit quality that generate income, including up to 25% of its total assets in fixed income securities rated non-investment grade (commonly referred to as “junk bonds”), that are considered speculative as to the issuer’s capacity to pay interest and repay principal.

These securities may be senior or junior positions in the capital structure of a borrower, may be secured (with specific collateral or have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower) or unsecured, and may be used to finance leveraged buy-outs, recapitalizations, mergers, acquisitions, stock repurchases or internal growth of the borrower. These loans may have fixed rates of interest or variable rates of interest that are reset either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. The base lending rate may be the Secured Overnight Financing Rate (“SOFR”), the prime rate offered by one or more major U.S. banks or some other base rate varying over time. Certain of the bonds in which the Fund may invest may have an extended or no maturity or may be zero coupon bonds. The Fund may invest in fixed income securities that are not rated or securities that are non-investment grade. Certain of these securities may be securities issued by MLPs.

●	Investment Grade Securities. The Fund may invest in a wide variety of income-generating securities that are rated or determined by the Adviser to be investment grade quality and that are issued by corporations and other non-governmental entities and issuers. Investment grade quality securities are those that, at the time of investment, are either rated by one of the Nationally Recognized Statistical Ratings (“NRSROs”) that rate such securities within the four highest letter grades (including BBB- or higher by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”) or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”)), or if unrated are determined by the Adviser to be of comparable quality to the securities in which the Fund may otherwise invest. Investment grade securities may include securities that, at the time of investment, are rated non-investment grade by S&P, Moody’s or Fitch, so long as at least one NRSRO rates such securities within the four highest grades (such securities are commonly referred to as split-rated securities).

Investment grade securities that generate income are subject to market and credit risk. Investment grade securities that generate income have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. The values of investment grade income-generating securities may be affected by changes in the credit rating or financial condition of an issuer.

●	Non-investment Grade Securities. The Fund may invest up to 25% of its total assets in fixed income securities rated non-investment grade securities by NRSROs or unrated of comparable quality. Non-investment grade securities are rated below Ba1 or lower by Moody’s , BB+ or lower by S&P, BB or lower by Fitch or, if unrated, determined by the Adviser to be of comparable quality. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal.

Securities rated non-investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk bonds” or “high-yield bonds.” The credit quality of most non-investment grade securities reflects a greater-than-average possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of non-investment grade securities held by the Fund more volatile and could limit the Fund’s ability to sell such securities at favorable prices. In the absence of a liquid trading market for non-investment grade securities, the Fund may have difficulties determining the fair market value of such investments. To the extent the Fund invests in unrated securities, its ability to achieve the investment objectives will be more dependent on the Adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Because the risk of default is higher for non-investment grade securities than for investment grade securities, the Adviser’s research and credit analysis is an especially important part of managing securities of this type. The Adviser will attempt to identify those issuers of non-investment grade securities whose financial condition the Adviser believes are adequate to meet future obligations or have improved or are expected to improve in the future. The Adviser’s analysis will focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

Restricted Securities. The Fund may invest up to 15% of its total assets in restricted securities that are ineligible for resale under Rule 144A under the 1933 Act, all of which may be illiquid securities. Restricted securities (including restricted securities that are eligible for resale under Rule 144A) are less liquid than freely tradable securities because of statutory and/or contractual restrictions on resale. Such securities are not freely tradeable in the open market. This lack of liquidity creates special risks for the Fund. However, we could sell such securities in private transactions with a limited number of purchasers or in public offerings under the 1933 Act if we have registration rights for the resale of such securities. Certain restricted securities generally become freely tradable upon the passage of time and satisfaction of other applicable conditions.

Restricted securities generally can be sold in private transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. To enable the Fund to sell its holdings of a restricted security not registered under the 1933 Act, the Fund may have to cause those securities to be registered. When the Fund must arrange registration because it wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. The Fund would bear the risks of any downward price fluctuation during that period.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or were sold in transactions not requiring registration, such as Rule 144A transactions. Institutional investors generally may not seek to sell these instruments to the general public, but instead will often depend on an institutional market in which such unregistered securities can be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

The Fund may also invest in securities that may not be restricted but are thinly-traded. Although securities of certain MLPs trade on the Exchange, the Nasdaq National Market or other securities exchanges or markets, such securities may have a lower trading volume less than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a favorable price during times when we believe it is desirable to do so. Investment of capital in thinly-traded securities may restrict our ability to take advantage of market opportunities. The risks associated with thinly traded securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short term needs or incurring losses on the sale of thinly-traded securities.

Rule 144A Securities. The Fund may purchase Rule 144A securities, which are securities generally traded on a secondary market accessible to certain qualified institutional buyers. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers, such as the Fund. There is no limit to the Fund’s ability to invest in Rule 144A securities, and Rule 144A securities typically will not be counted towards the Fund’s 15% limitation on investing in restricted securities.

Institutional markets for securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable fair values for those Rule 144A securities as well as the ability to liquidate investments in those securities. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund, however, could affect adversely the marketability of certain Rule 144A securities, and the Fund might be unable to dispose of such securities promptly or at reasonable prices. To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase.

Non-U.S. Securities. The Fund may invest up to 10% of its total assets in securities issued by non-U.S. issuers (including Canadian issuers). An issuer of a security will be considered to be a non-U.S. issuer if it is organized under the laws of, or maintains its principal place of business in, a country other than the United States. Subject to the foregoing limitation, the Fund may invest in both equity and fixed income securities issued by non-U.S. issuers.

Temporary Investments and Defensive Investments. Although inconsistent with the Fund’s investment objectives, under adverse market or economic conditions, the Fund may invest up to 100% of its total assets in cash, or due to large cash inflows, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, short-term money market instruments, short-term fixed income securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid fixed income securities. The Fund may also invest in these instruments on a temporary basis to meet working capital needs, including, but not limited to, holding a reserve pending payment of distributions or facilitating the payment of expenses and settlement of trades.

The yield on these securities may be lower than the returns on the securities in which we will otherwise invest or yields on lower-rated, fixed-income securities. To the extent the Fund invests in these securities on a temporary basis or for defensive purposes, the Fund may not achieve its investment objectives.

Risk Factors

The following risk disclosure supplements the discussion of the Fund’s investment risks that appears in the Prospectus. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to shares of the Fund. An investment in the Fund is intended to be a long-term investment, and you should not view the Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable. References to “we” “us,” or “our” below are references to the Fund.

General Business Risk. We are a series of Maryland statutory trust registered as a non-diversified, open-end management investment company under the 1940 Act. We are subject to all of the business risks and uncertainties associated with any business, including the risk that we will not achieve our investment objectives and that the value of an investment in our securities could decline substantially and cause you to lose some or all of your investment.

General Securities Risk. We invest in securities that may be subject to certain risks, including: (1) issuer risk, (2) credit risk, (3) interest rate risk, (4) reinvestment risk, (5) call or prepayment risk, (6) valuation risk, and (7) duration and maturity risk.

Capital Markets Risk. Global financial markets and economic conditions have been, and may continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. Despite more stabilized economic activity, if the volatility continues, the cost of raising capital in the debt and equity capital markets, and the ability to raise capital, may be impacted. In particular, concerns about the general stability of financial markets and specifically the solvency of lending counterparties, may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. As a result of any of the foregoing, the companies in which we invest may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, the companies in which we invest may not be able to meet obligations as they come due. Moreover, without adequate funding, midstream energy entities may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Equity Securities Risk. Equity securities of entities that operate in the power and energy infrastructure sectors can be affected by macroeconomic and other factors affecting the stock market in general, expectations about changes in interest rates, investor sentiment towards such entities, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributions). Prices of equity securities of individual entities also can be affected by fundamentals unique to the company or partnership, including earnings power and coverage ratios. In addition, by writing covered call options, capital appreciation potential will be limited on a portion of our investment portfolio.

MLP Risk. An investment in MLP securities involves some risks that differ from the risks involved in an investment in the common stock of a corporation, including governance risk, tax risk, and cash flow risk. Governance risk involves the risks associated with the ownership structure of MLPs. MLPs are also subject to tax risk, which is the risk that MLPs might lose their partnership status for tax purposes. Cash flow risk is the risk that MLPs will not make distributions to holders (including us) at anticipated levels or that such distributions will not have the expected tax character. As a result, there could be a material reduction in our cash flow and there could be a material decrease in the value of our common shares. In addition, if an MLP in which the Fund invests amends its partnership tax return or an IRS audit results in a change to the tax return, shareholders may receive a corrected Form 1099 from the Fund, which could, in turn, require shareholders to amend their own federal, state or local tax returns and could result in shareholders having an additional tax liability.

Investment Grade Fixed Income Securities Risk. We may invest a portion of our assets in fixed income securities rated “investment grade” by nationally recognized statistical rating organizations (“NRSROs”) or judged by our Adviser to be of comparable credit quality. Although we do not intend to do so, we may invest up to 100% in such securities. Investment grade fixed income securities are rated Baa3 or higher by Moody’s, BBB- or higher by S&P, or BBB- or higher by Fitch. Investment grade fixed income securities generally pay yields above those of otherwise-comparable U.S. government securities because they are subject to greater risks than U.S. government securities and yields that are below those of non-investment grade fixed income securities, commonly referred to as “junk bonds,” because they are considered to be subject to fewer risks than non-investment grade fixed income securities. Despite being considered to be subject to fewer risks than junk bonds, investment grade fixed income securities are, in fact, subject to risks, including volatility, credit risk and risk of default, sensitivity to general economic or industry conditions, potential lack of resale opportunities (illiquidity), and additional expenses to seek recovery from issuers who default. We will not invest more than 25% of our total assets in fixed income securities rated non-investment grade by NRSROs or unrated securities of comparable quality.

Non-investment Grade Fixed Income Securities Risk. Non-investment grade securities are rated Ba1 or lower by Moody’s, BB+ or lower by S&P or BB or lower by Fitch or, if unrated, are determined by our Adviser to be of comparable credit quality. Non-investment grade securities, also sometimes referred to as “junk bonds,” generally pay a premium above the yields of U.S. government securities or fixed income securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

Concentration Risk. Under normal circumstances, The Fund plans to invest at least 80% of its total assets (including assets obtained through borrowings for investment purposes) in securities of power and energy infrastructure companies. The Fund’s strategy of concentrating its assets in the power and energy infrastructure industries means that the performance of the Fund will be closely tied to the performance of these particular market sectors. Therefore, a downturn in the power and energy infrastructure sectors would have a larger impact on the Fund than on an investment company that does not concentrate in these sectors. Specific risks of investing in the power and energy infrastructure sectors include the following: (1) interest rate risk, (2) credit rating downgrade risk, (3) terrorism and natural disasters risk, (4) climate change regulation risk, (5) operating risk, (6) power infrastructure company risk, and (7) energy infrastructure company risk. The Fund’s concentrations in these investments may present more risk than if we were broadly diversified over numerous industries and sectors of the economy. At times, the performance of these investments may lag the performance of other industries or the market as a whole.

Power Infrastructure Company Risk. Companies operating in the power infrastructure sector also are subject to additional risks, including: (1) regulatory risk, (2) Federal Energy Regulatory Commission risk, (3) environmental risk and (4) competition risk. To the extent that any of these risks materialize for a company whose securities are in our portfolio, the value of these securities could decline and our net asset value and share price could be adversely affected.

Energy Infrastructure Company Risk. Companies operating in the energy infrastructure sector also are subject to additional risks, including: (1) pipeline company risk, (2) gathering and processing company risk, (3) propane company risk, (4) supply and demand risk, (5) price volatility risk, (6) competition risk, and (7) regulatory risk. To the extent that any of these risks materialize for a company whose securities are in our portfolio, the value of these securities could decline and our net asset value and share price would be adversely affected.

Non-U.S. Securities Risk. We may invest up to 10% of our total assets in securities issued by non-U.S. issuers (including Canadian issuers) and that otherwise meet our investment objectives. This may include investments in the securities of non-U.S. issuers that involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including different accounting, auditing and financial standards, less government supervision and regulation, additional tax withholding and taxes, difficulty enforcing rights in foreign countries, less publicly available information, difficulty effecting transactions, higher expenses, and exchange rate risk.

Energy Infrastructure Company Risk. Companies operating in the energy infrastructure sector also are subject to additional risks, including: (1) pipeline company risk, (2) gathering and processing company risk, (3) propane company risk, (4) supply and demand risk, (5) price volatility risk, (6) competition risk, and (7) regulatory risk. To the extent that any of these risks materialize for a company whose securities are in our portfolio, the value of these securities could decline and our net asset value and share price would be adversely affected.

Restricted Securities Risk. We will not invest more than 15% of our total assets in restricted securities that are ineligible for resale under Rule 144A, all of which may be illiquid securities. Restricted securities (including Rule 144A securities) are less liquid than freely tradable securities because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike freely tradable securities, which can be expected to be sold immediately if the market is adequate. This lack of liquidity creates special risks for us.

Rule 144A Securities Risk. We may purchase Rule 144A securities. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers, such as the Fund. Securities saleable among qualified institutional buyers pursuant to Rule 144A will not be counted towards the 15% limitation on restricted securities.

An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by us, however, could affect adversely the marketability of certain Rule 144A securities, and we might be unable to dispose of such securities promptly or at reasonable prices. To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase and the fair value of such investments may become not readily determinable. In addition, if for any reason we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the fair value at which we previously recorded these investments.

Tax Risk. We intend to elect to be treated, and intend to qualify each year, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). To maintain our qualification for federal income tax purposes as a RIC under the Code, we must meet certain source-of-income, asset diversification and annual distribution requirements, as discussed in detail under “Certain U.S. Federal Income Tax Considerations.” If for any taxable year we fail to qualify for the special federal income tax treatment afforded to RICs, all of our taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to our shareholders) and our income available for distribution will be reduced.

Valuation Risk. The fair value of certain of our investments may not be readily determinable. The fair value of these securities will be determined pursuant to methodologies established by our Board of Trustees. While the fair value of securities we acquire through direct placements generally will be based on a discount from quoted market prices, other factors may adversely affect our ability to determine the fair value of such a security. Our determination of fair value may differ materially from the values that would have been used if a ready market for these securities had existed.

Liquidity Risk. Certain securities may trade less frequently than those of larger companies that have larger market capitalizations. Investments in securities that are less actively traded or over time experience decreased trading volume may be difficult to dispose of when we believe it is desirable to do so, may restrict our ability to take advantage of other opportunities, and may be more difficult to value.

Non-Diversification Risk. We are registered as a non-diversified, open-end management investment company under the 1940 Act. Accordingly, there are no regulatory limits under the 1940 Act on the number or size of securities that we hold, and we may invest more assets in fewer issuers compared to a diversified fund. However, in order to qualify as a RIC for federal income tax purposes, we must meet certain diversification requirements.

Covered Call Risk. We cannot guarantee that our covered call option strategy will be effective. There are several risks associated with transactions in options on securities. For example, the significant differences between the securities and options markets could result in an imperfect correlation between these markets. The use of options also may require us to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security we might otherwise sell. There can be no assurance that a liquid market will exist when we seek to close out an option position. Factors such as supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the dividend or distribution yield of the underlying security, the actual or perceived volatility of the underlying security and the time remaining until the expiration date, could impact or cause to vary over time the amount of income we are able to generate through our covered call option strategy. The number of covered call options we can write is limited by the number of shares of the corresponding common stock we hold. Furthermore, our covered call option transactions may be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. If we fail to maintain any required asset coverage ratios in connection with any use by us of leverage, we may be required to redeem or prepay some or all of our leverage instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any option transaction. Early termination of an option could result in a termination payment by or to us.

Competition Risk. There are a number of alternatives to us as vehicles for investment in a portfolio of companies operating primarily in the power and energy infrastructure sectors, including publicly traded investment companies, structured notes, private funds, open-end funds and indexed products. In addition, tax law changes have increased the ability of RICs or other institutions to invest in MLPs. These competitive conditions may adversely impact our ability to meet our investment objectives, which in turn could adversely impact our ability to make interest or distribution payments on any securities we may issue.

Performance Risk. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, the 1940 Act and restrictions and provisions in credit facilities and fixed income securities may limit our ability to make distributions. For federal income tax purposes, we are required to distribute substantially all of our net investment income and net capital gain each year, so as to maintain our status as a RIC, reduce our federal income tax liability and to avoid a potential excise tax. If our ability to make distributions on our common shares is limited, such limitations could, under certain circumstances, impair our ability to maintain our qualification for taxation as a RIC, which would have adverse consequences for our shareholders.

Legal and Regulatory Change Risk. The regulatory environment for open-end companies is evolving, and changes in the regulation of open-end companies may adversely affect the value of our investments or our ability to pursue our trading strategy. In addition, the securities markets are subject to comprehensive statutes and regulations. The SEC, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The effect of any future regulatory change on us could be substantial and adverse.

Management Risk. Our ability to achieve our investment objective is directly related to our Adviser’s investment strategies for the Fund. The value of your investment in our common shares may vary with the effectiveness of the research and analysis conducted by our Adviser and their ability to identify and take advantage of attractive investment opportunities. If the investment strategies of our Adviser do not produce the expected results, the value of your investment could be diminished or even lost entirely, and we could underperform the market or other funds with similar investment objectives.

Cybersecurity Risk. Investment advisers, including the Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyberattacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption. Cyberattacks might potentially be carried out by persons using techniques that could range from efforts to electronically circumvent network security or overwhelm websites to intelligence gathering and social engineering functions aimed at obtaining information necessary to gain access. Nevertheless, cyber incidents could potentially occur, and might in some circumstances result in unauthorized access to sensitive information about the Adviser or its clients.

Pandemic and Epidemic Risk. Widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the United States. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact its ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.

ETF-Related Risk

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. However, participants are not obligated to make a market in the Fund’s shares or submit purchase and redemption orders for Creation Units. To the extent that these institutions exit the business, reduce their role or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting and the bid/ask spread on the Fund’s shares may widen.

Cash Transactions Risk. The Fund intends to effect creations and redemptions for a combination of cash and in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions and avoid realized gains on the distributed portfolio securities at the fund level. A Fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees. These brokerage fees, which will be higher than if the Fund sold and redeemed its shares entirely in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for ETFs that distribute portfolio securities in-kind.

Market Maker Risk. The Fund faces numerous market risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and in greater than normal intraday bid-ask spreads for Fund shares.

Trading Issues Risk. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Share Price Risk. Disruptions to creations and redemptions, bid-ask spreads, the existence of extreme market volatility or potential lack of an active trading market for shares of the Fund may result in shares trading at a significant premium or discount to NAV. Due to the bid-ask spread, or if the Fund’s shares are otherwise trading at a premium or discount to NAV, investors may receive more or less than NAV when buying or selling their shares on an exchange.

Fundamental and Non-Fundamental Investment Limitations

This section supplements the disclosure in the prospectus and provides additional information on the Fund’s investment limitations. Investment limitations identified as fundamental may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are represented or (2) more than 50% of the outstanding voting shares).

Investment limitations stated as a maximum percentage of the Fund’s assets are only applied immediately after, and because of, an investment or a transaction by us to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with our investment limitations. All limitations with respect to nonfundamental investment policies that are based on a percentage of total assets include assets obtained or expected to be obtained through leverage.

Fundamental Investment Limitations

The following are our fundamental investment limitations set forth in their entirety. The Fund may not:

●	issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

●	borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

●	make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

●	concentrate (invest 25% or more of our total assets) in any particular industry, except that the Fund will concentrate its assets in the group of industries constituting the power and energy infrastructure sectors;

●	underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities held in our portfolio;

●	purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

●	purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that the Fund may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

All other investment policies are considered nonfundamental and may be changed by the Board of Trustees without prior approval of our outstanding voting securities.

Nonfundamental Investment Policies

As a nonfundamental investment policy, under normal circumstances, the Fund invests at least 80% of its total assets (including assets obtained through borrowings for investment purposes) in securities of power and energy infrastructure companies. The Fund also has adopted the following additional nonfundamental policies, that will be followed under normal circumstances:

●	The Fund will invest a maximum of 50% of its total assets in fixed income securities.

●	The Fund will have the ability to utilize leverage to the extent permitted by the 1940 Act.

●	The Fund will not invest more than 15% of its total assets in restricted securities that are ineligible for resale pursuant to Rule 144A under the 1933 Act, all of which may be illiquid securities.

●	The Fund may invest in securities issued by non-U.S. issuers (including Canadian issuers).

●	The Fund will not engage in short sales.

●	The Fund has the ability to write covered call options.

As used for the purpose of each nonfundamental investment policy above, the term “total assets” includes any assets obtained through leverage. The Board may change its nonfundamental investment policies without shareholder approval and will provide notice to shareholders of material changes in such policies (including notice through shareholder reports). Any change in the policy of investing under normal circumstances at least 80% of the Fund’s total assets (including assets obtained through borrowings for investment purposes) in securities of power and energy infrastructure companies requires at least 60 days’ prior written notice to shareholders. Unless otherwise stated, these investment restrictions apply at the time of purchase, and the Fund will not be required to reduce a position due solely to market value fluctuations.

In addition, to comply with federal income tax requirements for qualification as a RIC, the Fund’s investments will be limited so that at the close of each quarter of each taxable year (i) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of its total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (which includes MLPs). These tax-related limitations may be changed by the Board to the extent appropriate in light of changes to applicable tax requirements.

Currently under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowing it has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of its total assets including the amount borrowed, less all liabilities.

Under the 1940 Act, a “senior security” does not include any promissory note or other evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed; otherwise it shall be presumed not to be for temporary purposes. Any such presumption may be rebutted by evidence. Both transactions involving indebtedness and any preferred stock issued by the Fund would be considered senior securities under the 1940 Act, and as such, are subject to the asset coverage requirements discussed above.

Currently under the 1940 Act, the Fund is not permitted to lend money or property to any person, directly or indirectly, if such person controls or is under common control with the Fund, except for a loan from the Fund to a company which owns all of the Fund’s outstanding securities. Currently, under interpretive positions of the staff of the SEC, the Fund may not have on loan at any given time securities representing more than one-third of its total assets.

The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

The Fund interprets its policy with respect to concentration to include power and energy infrastructure companies, as defined in the prospectus and below. See “Investment Objectives and Principal Investment Strategies.”

Under the 1940 Act, the Fund may, but does not intend to, invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of our total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of its advisory fees and other expenses with respect to assets so invested. Holders of Fund shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies also may be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. A material decline in net asset value may impair the Fund’s ability to maintain asset coverage on preferred stock and debt securities, including any interest and principal for debt securities.

Portfolio Turnover

Portfolio turnover may vary from year to year, as well as within a year. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs and could generate capital gains that must be distributed to shareholders as short-term capital gains (taxed at ordinary federal income tax rates that for individuals are currently as high as 37%) or long-term capital gains (generally taxed to individuals at federal income tax rates that are currently as high as 20%). To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred and may result in a greater number of taxable transactions.

Portfolio Holdings Information

The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the Exchange is open for trading via the NSCC. Pursuant to Rule 6c-11 under the 1940 Act, information regarding the Fund’s current portfolio holdings will be available on a daily basis at https://www.tortoiseadvisors.com/. The Trust will not disseminate nonpublic information concerning the Trust. In no event shall the Adviser, its affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

There can be no assurance that the Portfolio Holdings Policies and these procedures will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

Management of the Fund

Board of Trustees

The management and affairs of the Fund are overseen by the Board of Trustees. The Board of Trustees consists of five individuals. The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.

The Role of the Board of Trustees

The Board provides oversight of the management and operations of the Trust. The day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser; Quasar Distributors, LLC, the Fund’s principal underwriter (the “Distributor”); U.S. Bank Global Fund Services, the Fund’s administrator (the “Administrator”) and transfer agent (the “Transfer Agent”); and U.S. Bank, National Association, the Fund’s Custodian, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with the Adviser, Distributor, Administrator, Custodian and Transfer Agent. The Board has appointed various individuals as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review. Some of these reports are provided as part of formal Board Meetings, which are held four times per year, and such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations. From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board Meetings to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board is comprised of four Trustees that are not considered to be “interested persons” of the Funds, as defined by the 1940 Act (“Independent Trustees”), and one “interested trustee”. The Board has established three standing committees, an Audit Committee, a Nominating & Governance Committee and a Distribution and Brokerage Committee, which are discussed in greater detail under “Board Committees” below. Each Committee is comprised of all the Independent Trustees.

The Board has appointed Tom Florence as Chairman and Andrew J. Iseman as Lead Independent Trustee.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating & Governance Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was elected to serve on the Board because of his or her experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.

The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including: the affiliated or unaffiliated nature of each investment adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s series.

The Board has determined that the inclusion of all Independent Trustees as members of each Committee allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below. Given the composition of the Board and the function and composition of its various committees as described above, the Trust has determined that the Board’s leadership structure is appropriate.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counter-party risk, compliance risk, operational risk, business continuity risk, etc.) the oversight of different types of risks is handled in different ways. For example, the CCO regularly reports to the Board during Board Meetings and meets in executive session with the Independent Trustees to discuss compliance and operational risks. In addition, Carrie Ramirez Schoffman, the Independent Trustee designated as the Audit Committee’s “audit committee financial expert,” meets with the Principal Financial Officer and the Fund’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Fund’s financial reporting function. The full Board receives reports from the investment advisers to the underlying series as to investment risks.

Trustees and Officers

The Trustees and officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name and Age[1]	Position(s) Held With Trust, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Independent Trustees
Carrie Ramirez Schoffman (1973)	Trustee; Indefinite; Since October 2024	Owner, CPA Concierge Services, LLC (since 2020); Tax Accountant, Bree Beers & Associates, PC (2017-2021); Principal Financial Officer and Treasurer, ICON Funds (2013-2017); Chief Compliance Officer, ICON Funds (2004-2017); Chief Compliance Officer, Senior Vice President, ICON Advisers, Inc. (2004-2017); Staff Accountant, U.S. Securities and Exchange Commission (2003-2004); Experienced Manager/Senior/Staff, PricewaterhouseCoopers LLP (1996-2003); CPA designation (since 1996).	1	Ultimus Registered Alternatives Gateway Series Trust

[1]	The address of each Trustee and officer is 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211.

Name and Age[1]	Position(s) Held With Trust, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Keith A. Fletcher (1958)	Trustee; Indefinite; Since October 2024	Principal and Founder, JAHFT Solutions (since 2017); Principal and Chief Distribution Officer, Riskx Investments (2012-2017); Chief Marketing Officer, Guggenheim Investments/Rydex SGI (2008-2012); Managing Director, Lyster Watson (2007-2008); President and Chief Executive Officer, Fletcher Financial Group Inc. (2004-2007); Chief Marketing Officer, Executive Vice President, Van Eck Global (1992-2004).	1	Valkyrie ETF Trust II
Andrew J. Iseman (1964)	Trustee; Indefinite; Since October 2024	Member, Governing Council, Independent Directors Council (since 2024); Adjunct Faculty, Rockhurst University (2018); Chief Executive Officer, Scout Investments (2010-2018); Chief Operating Officer, RK Capital Management (2009-2010); Chief Operating Officer, Janus Investment Fund, Janus Adviser Series and Janus Aspen Series (2007-2008); Senior Vice President, INTECH (2005-2007); Vice President of Investment Operations, Janus Capital Group (2003-2005); Chief Operating Officer, Berger Financial Group (1996-2003); Product Manager, DST Systems (1993-1996); Senior Compliance Examiner, FINRA (1987-1993).	1	Pacific Select Fund; Pacific Funds Series Trust
John C. Maxwell (1963)	Trustee; Indefinite; Since October 2024	Lead Portfolio Manager, Delaware Ivy Investments/Waddell & Reed/Ivy Investments (2006-2021); Analyst and Assistant Portfolio Manager, Delaware Ivy Investments/Waddell & Reed/Ivy Investments (1998-2006); Consumer Staples Analyst, Fort Washington Investment Advisors (1995-1998); Financial Analyst, Procter & Gamble (1992-1995); Engineer in Charge of Construction, Camp David, White House Military Office (1986-1990); First Lieutenant, U.S. Army Reserves, Corps of Engineers; CFA designation (since 1998).	1	None
Interested Trustee[2]
Tom Florence (1962)	Trustee; Indefinite; Since October 2024	Chief Executive Officer, Tortoise Capital Advisors, L.L.C. (since 2024); Managing Director, Hamilton Lane (2021-2022); Chairman, Chief Executive Officer and Founder, 361 Capital (2009-2021); Managing Partner, Black Creek Capital (2003-2008); Managing Director, Morningstar Inc. (2000-2003); Managing Director, Pilgrim Baxter & Associates (1996-2000); Vice President, Fidelity Investments (1991-1996); Vice President, Merrill Lynch (1985-1991).	1	Income Lab; Janus Funds
Officers
Peter Sattelmair (1977)	Principal Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer); since October 2024	Director of CFO Services, PINE Advisor Solutions LLC (2021 - present); Director of Fund Operations, Transamerica Asset Management (2014 - 2021).	—	—

[2]	As a result of his position held with the Adviser or its affiliates, this individual is considered an “interested person” within the meaning of the 1940 Act.

Name and Age[1]	Position(s) Held With Trust, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Amy Siefer (1977)	Chief Compliance Officer; since October 2024	Director of Fund CCO Services, PINE Advisor Solutions LLC (2024 - present); Vice President at Citi Fund Services Ohio, Inc. (2012 - 2024).	—	—
Diane Bono (1958)	Secretary; since October 2024	Chief Compliance Officer of the Adviser (since June 2006); Chief Compliance Officer of the closed-end funds managed by the Adviser.	—	—

Trustee Qualifications

In addition to the experience provided in the table above, each Trustee possesses the following qualifications, attributes and skills, each of which factored into the conclusion to invite them to join the Fund’s Board: Ms. Ramirez Schoffman, experience as principal financial and chief compliance officer; Mr. Fletcher, experience as a chief distribution officer and chief marketing officer; Mr. Iseman, experience as a chief operating officer; and Mr. Maxwell, experience as portfolio manager.

Other attributes and qualifications considered for each Trustee in connection with their selection to join the Board of the Fund were their character and integrity and their willingness and ability to serve and commit the time necessary to perform the duties of a Trustee for the Fund. In addition, as to each Trustee other than Mr. Florence, his or her status as an Independent Trustee; and, as to Mr. Florence, his roles with the Adviser were an important factor in his selection as a Trustee. No experience, qualification, attribute or skill was by itself controlling.

Mr. Florence serves as Chairman of the Board of the Fund. Mr. Florence is an “interested person” of the Fund within the meaning of the 1940 Act. The appointment of Mr. Florence as Chairman reflects the belief that his experience, familiarity with the Fund’s day-to-day operations and the individuals with responsibility for the Fund’s management and operations provides the Board with insight into the Fund’s business and activities and, with his familiarity with the Fund’s administrative support, facilitates the efficient development of meeting agendas that address the Fund’s business, legal and other needs and the orderly conduct of meetings of the Board.

The discussion of the Trustees’ experience and qualifications is pursuant to SEC requirements, does not constitute holding out the Board or any Trustee as having special expertise, and shall not impose any greater responsibility or liability on any such Trustee or the Board by reason thereof.

Trustee and Management Ownership of Fund Shares

The following table shows the dollar range of Fund shares beneficially owned by the Trustees as of the date of the SAI.

Name	Dollar Range of Fund Shares Beneficially Owned (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Shares in All Funds in the Trust
Independent Trustees
Carrie Ramirez Schoffman	None	None
Keith A. Fletcher	None	None
Andrew J. Iseman	None	None
John C. Maxwell	None	None

As of the date of the SAI, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of the Fund.

Board Committees

Audit Committee. The Trust has an Audit Committee, which is comprised of the Independent Trustees. Carrie Ramirez Schoffman serves as Chair of the Audit Committee. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the Fund’s independent registered public accounting firm concerning the scope of the audit and the auditor’s independence.

Nominating & Governance Committee. The Trust has a Nominating & Governance Committee, which is comprised of the Independent Trustees. Andrew J. Iseman serves as Chair of the Nominating & Governance Committee. The Nominating & Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary.

The Nominating & Governance Committee will consider nominees recommended by shareholders for vacancies on the Board of Trustees. Recommendations for consideration by the Nominating & Governance Committee should be sent to the Secretary of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee. Shareholder recommendations for nominations to the Board of Trustees will be accepted on an ongoing basis. The Nominating & Governance Committee’s procedures with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws.

Distribution and Brokerage Committee. The Distribution and Brokerage Committee provides oversight with respect to the distribution of shares of the Funds including services of the Distributor and Authorized Participants, creation and redemption process and trading performance of Fund shares. The Committee also also oversees matters relating to the use of brokerage commissions and placement of portfolio transactions.

Trustee Compensation

The Trustees each receive an annual retainer of $20,000. The Trustees each receive $1,000 per meeting.

Name of Person/Position	Aggregate Compensation From the Funds[1]	Pension or Retirement Benefits Accrued as Part of Funds’ Expenses ($)	Estimated Annual Benefits Upon Retirement ($)	Total Compensation from Funds and Fund Complex Paid to Trustees[1]
Independent Trustees:
Carrie Ramirez Schoffman	$24,000	—	—	$24,000
Keith A. Fletcher	$24,000	—	—	$24,000
Andrew J. Iseman	$24,000	—	—	$24,000
John C. Maxwell	$24,000	—	—	$24,000

[1]	Estimated for the initial fiscal year ended November 30, 2025.

Code of Ethics

The Trust, the Adviser and the Distributor each have adopted a code of ethics in accordance with Rule 17j-1 under the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

Proxy Voting Procedures

The Fund and the Adviser have adopted proxy voting policies and procedures (“Proxy Policy”), which the Fund believes are reasonably designed to ensure that proxies are voted in the Fund’s best interests and the shareholders’ best interests. Subject to the oversight of the Board, the Board has delegated responsibility for implementing the Proxy Policy to the Adviser. The Adviser has adopted Glass Lewis’ proxy voting guidelines, which are applied to all Adviser proxy votes at the time proxy votes are submitted. The Adviser will consider additional information that may become available regarding a particular proposal. This additional information may include an issuer’s or a shareholder proponent’s subsequently filed additional definitive proxy materials. Proxies are generally voted in accordance with the Adviser’s proxy voting guidelines; however, the Adviser may opt to override the guidelines if it is decided to be the best interest of its clients.

The Adviser is responsible for monitoring Fund actions and ensuring that proxies are voted in a timely manner. The Fund is not responsible for voting proxies it does not receive but will make reasonable efforts to obtain missing proxies. The Adviser shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (1) significant client relationships; (2) other potential material business relationships; and (3) material personal and family relationships. In the absence of contrary instructions received from the applicable Investment Committee of the Adviser, or a Managing Director of the Adviser designated by the Investment Committee all proxies will be voted in accordance with the referenced Glass Lewis guidelines. The Fund may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

If a request for proxy presents a conflict of interest between the shareholders on the one hand, and the Adviser, the principal underwriters, or any affiliated persons of the Fund, on the other hand, management may (i) disclose the potential conflict to the Board of Trustees and obtain consent; (ii) establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions; (iii) abstain from voting the proxies; or (iv) use an independent third party recommendation. The Adviser will document the rationale for any proxy voted contrary to the proxy voting guidelines. Such information will be maintained as part of the recordkeeping requirements.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund. As of the date of this SAI, the Fund had not yet commenced operations and no shares were outstanding.

Investment Advisory and Other Services

Investment Adviser

Our investment adviser is Tortoise Capital Advisors, L.L.C. (previously defined as the “Adviser”), a registered investment adviser specializing in energy investing across the energy value chain, including infrastructure and MLPs.

Our Adviser is indirectly controlled by Lovell Minnick Partners LLC (“Lovell Minnick”), a private equity firm that invests in growth-oriented companies, and is an indirectly wholly-owned subsidiary of Tortoise Parent Holdco LLC (“Tortoise”). Tortoise holds multiple wholly-owned essential asset and income-oriented SEC registered investment advisers. A vehicle formed by Lovell Minnick owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors owns a controlling interest in Tortoise. Certain employees in the Tortoise complex, including all of the Adviser’s Managing Directors, also own interests in Tortoise. Our Adviser is located at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211. As of September 30, 2024, our Adviser had approximately $8.2 billion in assets under management in the energy sector.

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), the Adviser, subject to overall supervision by the Board, manages our investments. The Adviser regularly provides us with investment research advice and supervision and will furnish continuously an investment program for us, consistent with our investment objective and policies.

Distribution of Fund Shares

The Trust has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, pursuant to which the Distributor acts as the Fund’s principal underwriter and distributes shares. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute shares in amounts less than a Creation Unit. The Distributor is not affiliated with the Adviser, Administrator, Fund Accountant or the Custodian.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Trust, on behalf of the Fund, on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined under the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment,” as defined in the 1940 Act.

Other Service Providers

U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Administrator, Transfer Agent and index receipt agent (as that term is defined in the rules of the National Securities Clearing Corporation (“NSCC”)) for the Fund.

Pursuant to a Fund Administration Servicing Agreement and Fund Accounting Servicing Agreement between the Trust and U.S. Bank Global Fund Services, the Administrator, provides certain administrative services to the Fund, including, among other responsibilities, portfolio accounting services, tax accounting services and furnishing financial reports, acting as a liaison among Fund service providers, coordinating the Board of Trustees’ communications, compliance control services, Fund valuation and financial reporting services, preparing non-investment related statistical, researching data as requested, arranging for the computation of performance data, including NAV per share and yield; and arranging for the maintenance of books and records of the Fund. In this capacity, the Administrator does not have any responsibility or authority for the investment management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. As compensation for the administration and accounting services, the Adviser pays U.S. Bank Global Fund Services a fee based on the Fund’s average daily net assets, subject to an annual minimum fee. U.S. Bank Global Fund Services also is entitled to certain out-of-pocket expenses. The Administrator also is entitled to certain out-of-pocket expenses.

U.S. Bank Global Fund Services also acts as Transfer Agent and Dividend Disbursing Agent under a separate agreement with the Trust.

Pursuant to a custody agreement between the Trust and the Fund, and U.S. Bank National Association, U.S. Bank Association serves as the custodian of the Fund’s assets (the “Custodian”). Pursuant to the custody agreement, the Custodian receives an annual fee from the Adviser based on the Fund’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian also is entitled to certain out-of-pocket expenses. The Custodian’s address is 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.

PINE Advisors LLC (“PINE”), located at 501 S. Cherry Street, Suite 610, Denver, Colorado 80246, provides Chief Compliance Officer and Principal Financial Officer services to the Trust pursuant to a services agreement. In consideration for these services, PINE is paid a monthly fee out of the assets of the Trust. The Trust also reimburses PINE for certain out-of-pocket expenses.

Legal Counsel

Vedder Price P.C., located at 222 N. LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, located at Two Liberty Place 50 S. 16th Street, Philadelphia, Pennsylvania 19102, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements and the performance of related compliance tax services.

Distribution (Rule 12b-1) Plan

The Trust has adopted a Distribution Plan (the “Plan”) with respect to the Fund in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. The Fund does not presently intend to make any payments pursuant to the Plan. Continuance of the Plan with respect to the Fund must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder with respect to the Fund without approval by a majority of the outstanding shares of any class of the Fund that is affected by such increase. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that the Fund pays the Distributor an annual fee of up to a maximum of up to 0.25% per annum of the average daily net assets of the Fund’s shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of shares, including the cost of providing (or paying others to provide) services to beneficial owners of shares, including, but not limited to, assistance in answering inquiries related to shareholder accounts, and (vi) such other services and obligations as are set forth in the Distribution Agreement.

The Trust currently does not intend to utilize the 12b-1 Plan with respect to the Fund.

Marketing Support Payments

The Adviser, out of its own profits and resources and without additional cost to the Fund or its shareholders, may provide cash payments or other compensation (“Support Payments”) to certain financial intermediaries who sell and/or promote the sale of shares of the Fund. Subject to and in accordance with the terms of the Fund’s prospectus and the Plan (as applicable) adopted by resolution of the Trust’s Board of Trustees, and specifically the “Payments to Financial Intermediaries” section of the Fund’s prospectus, the Adviser may make Support Payments to such financial intermediaries related to marketing/distribution support, education training or support, shareholder servicing, sales meetings, inclusion on sales lists (including a preferred or select sales list), participation in sales programs, and for making shares of the Fund available to the intermediaries’ customers generally and in investment programs.

Support Payments made by the Adviser to intermediaries may be calculated in different ways, including: (1) as a percentage of net sales; (2) as a percentage of net assets; and (3) as a flat fee.

The possibility of receiving, or the receipt of, such Support Payments as described above may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other funds whose affiliates make similar compensation available, over other investments that do not make such payments. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund and other ETFs.

Portfolio Managers

The Fund is managed by the portfolio management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below. Each member of the portfolio management team has served as portfolio manager since the Fund’s inception.

Primary responsibility for the day-to-day management of our investment portfolio is the joint responsibility of a team of portfolio managers consisting of Matthew Sallee, CFA, Brian Kessens, CFA, James Mick, CFA and Robert Thummel. The investment committee of the Adviser, comprised of these portfolio managers, provides investment strategy oversight to the portfolio management team who implements the strategy. While responsibility for monitoring, review, and analysis of individual securities is spread among various individual members of the portfolio management team, all portfolio management decisions and reviews are based on a team approach. Each of Messrs. Sallee, Kessens, Mick and Thummel has an employment-related agreement with the Adviser and receives base compensation for the services he provides. They are also eligible for an annual discretionary cash bonus based on the Adviser’s earnings and the satisfaction of certain other conditions. The Adviser’s earnings are based in part on the value of assets held in our portfolio. Additional benefits received by Messrs. Sallee, Kessens, Mick and Thummel are normal and customary employee benefits generally available to all full-time employees. Each of Messrs. Sallee, Kessens, Mick and Thummel owns an equity interest in Tortoise and each thus benefits from increases in the net income of the Adviser.

The following table provides information regarding other accounts managed by each portfolio manager, excluding the Fund, including information regarding the number of managed accounts that pay a performance fee, as of the date of this SAI:

Name of Manager	Account Category	# of Accounts	Total Assets of Accounts (in millions)	# of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Matthew Sallee
	Registered investment companies	5	$4,274	-	-
	Other pooled investment vehicles	2	$71	-	-
	Other accounts	330	$2,945	8	$1,080
Brian Kessens
	Registered investment companies	5	$4,274	-	-
	Other pooled investment vehicles	2	$71	-	-
	Other accounts	330	$2,945	8	$1,080
James Mick
	Registered investment companies	5	$4,274	-	-
	Other pooled investment vehicles	2	$71	-	-
	Other accounts	330	$2,945	8	$1,080
Robert Thummel
	Registered investment companies	5	$4,274	-	-
	Other pooled investment vehicles	2	$71	-	-
	Other accounts	330	$2,945	8	$1,080

Securities Ownership of Portfolio Managers

As of the date of this SAI, the Fund’s portfolio managers did not own any shares of the Fund.

Potential Conflicts of Interest Involving the Adviser and Portfolio Manager Compensation

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Fund has no interest. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Fund. Any of the Adviser’s or its affiliates’ proprietary accounts and other customer accounts may compete with the Fund for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Fund, even though their investment objectives may be the same as, or similar to, our objective. Certain of the funds and accounts managed by our Adviser may invest in the equity securities of a particular company, while other funds and accounts managed by the Adviser may invest in the debt securities of the same company.

The Adviser has written allocation policies and procedures that it will follow in addressing any conflicts. When two or more clients advised by our Adviser or its affiliates seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with each client’s investment objectives and the Adviser’s procedures.

From time to time, our Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The Adviser’s management of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Adviser’s proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuously short selling in a security may adversely affect the stock price of the same security held long in client accounts. The Adviser has adopted various policies to mitigate these conflicts, including policies that require the Adviser to avoid favoring any account, and that prohibit client and proprietary accounts from engaging in short sales with respect to individual stocks held long in client accounts. The Adviser’s policies also require transactions in proprietary accounts to be placed after client transactions.

Portfolio Transactions

The Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. The Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution. In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to our investment performance on a continuing basis. Accordingly, the price in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

When the Fund purchases securities listed on a stock exchange, those transactions will be effected through brokers who charge a commission for their services. The Fund also may invest in securities that are traded principally in the over-the-counter market. In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Fund may also purchase securities including fixed income securities directly from an issuer, in which case no commissions or discounts will be paid.

Subject to such policies as the Board may from time to time determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to us and to other clients of the Adviser as to which the Adviser exercises investment discretion. The Adviser is further authorized to allocate the orders placed by it on our behalf to such brokers and dealers who also provide research or statistical material or other services to the Fund or the Adviser. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board indicating the brokers to whom such allocations have been made and the basis therefor.

Purchase and Issuance of Shares in Creation Units

The Trust issues and redeems shares of the Fund only in large blocks, known as “Creation Units,” which amount may change from time to time. The Trust issues and sells shares of the Fund: (i) in Creation Units on a continuous basis through the Fund’s distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any day the Fund’s primary listing exchange is open for business (“Business Day”), in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the dividend reinvestment service of The Depository Trust Company (“DTC”). The NAV of the Fund’s shares is calculated each Business Day as of the close of regular trading on the Fund’s primary listing exchange, generally 4:00 p.m., Eastern time. The Fund will not issue or redeem fractional Creation Units.

Fund Deposit. The consideration for purchase of a Creation Unit of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in the Fund’s portfolio and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs associated with the acquisition of Deposit Securities (“Non-Standard Charges”) may be recoverable from the purchaser of creation units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component will be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which will be the sole responsibility of the Authorized Participant (as defined below).

The Fund through NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. The Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the Fund’s portfolio.

The Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security, which will be added to the Deposit Cash, if applicable, and the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Fund’s portfolio or resulting from certain corporate actions.

Procedures for Purchase of Creation Units. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant . In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent and the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.

All orders to purchase shares directly from the Fund must be placed for one or more Creation Units in the manner set forth in the Participant Agreement (the “Cut-Off Time”). The Cut-Off Time for Fund orders is expected to be 2:00 p.m. EST, which may be modified by the Fund from time-to-time by amendment to the Participation Agreement and/or applicable order form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. EST or such earlier time as may be designated by the Fund and disclosed to Authorized Participants. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’ investments are primarily traded is closed on any day, the Fund will also generally not accept orders on such day. Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook. With respect to the Fund, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cut-Off Time on the Business Day on which the order is placed. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian will cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant will deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than 12:00 p.m. Eastern time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. The “Settlement Date” for the Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination will be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order will be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the Cut-Off Time and the federal funds in the appropriate amount are deposited by 2:00 p.m., Eastern time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m., Eastern time on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant will be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser will be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than the second Business Day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant will be liable to the Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which will be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash will be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee as set forth below under “Creation Transaction Fee” will be charged in all cases, unless otherwise advised by the Fund, and Non-Standard Charges may also apply. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Distributor in respect of the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor will either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor will not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered will be determined by the Trust, and the Trust’s determination will be final and binding.

Creation Transaction Fee. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a Creation Transaction Fee regardless of the number of Creation Units created in the transaction. The Fund may adjust the creation transaction fee from time to time based upon actual experience. The fixed creation fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the creation order costs associated with the order or another party, such as the Fund’s investment adviser, has agreed to pay such fee. In addition, the Fund may impose a Non-Standard Charge of up to 2% of the value of the creation transactions for cash creations, non-standard orders, or partial cash purchases for the Fund. The Fund may adjust the Non-Standard Charge from time to time based upon actual experience. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services, which may include an amount for the Creation Transaction Fee and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Fund may determine to not charge a Non-Standard Charge on certain orders when the Fund’s investment adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation of orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover. The standard Creation Transaction Fee for the Fund’s is $500.

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund’s. Because the Fund’s shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a shareholder to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3)(C) of the Securities Act.

Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any Non-Standard Charges. If the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Cash Redemption Method. Although the Trust does not ordinarily permit full or partial cash redemptions of Creation Units of the Fund, when full or partial cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant will receive the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.

Redemption Transaction Fees. A redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and Authorized Participants will be required to pay a Redemption Transaction Fee regardless of the number of Creation Units created in the transaction. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Fund may adjust the redemption transaction fee from time to time based upon actual experience. The fixed redemption fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the redemption order costs associated with the order of another party, such as the Fund’s investment adviser, has agreed to pay such fee. In addition, the Fund may impose a Non-Standard Charge of up to 2% of the value of a redemption transaction for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the Redemption Transaction Fees and Non- Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Fund Securities to the account of the Trust. The Non-Standard Charges are payable to the Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund Securities and the Cash Redemption Amount and other transactions costs. The standard Redemption Transaction Fee for the Fund is $500.

Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request will be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant which has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two Business Days of the trade date.

Additional Redemption Procedures. In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, the Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two Business Days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than two Business Days after the day on which the redemption request is received in proper form; in such circumstances, the Fund may delay delivery more than seven days if the Fund makes such delivery as soon as practicable, but in no event later than 15 days. If neither the redeeming Shareholder nor the Authorized Participant acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Determination of Net Asset Value

NAV for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by the Custodian and determined at the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern time) on each day that such Exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

The Fund’s assets are generally valued at their market price on the valuation date and are based on valuations provided by independent pricing services consistent with the Trust’s valuation policies. Pursuant to Rule 2a-5 under the 1940 Act, the Adviser has been designated by the Board as the valuation designee for the Fund and has been delegated the responsibility for making good faith, fair value determinations with respect to the Fund’s portfolio securities. When market prices are not readily available, or believed by the Adviser to be unreliable, a security or other asset is valued at its fair value by the Adviser as determined under fair value pricing procedures approved by the Board. The Board reviews, no less frequently than annually, the adequacy of the Fund’s policies and procedures and the effectiveness of their implementation. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board will regularly evaluate whether the Trust’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures.

The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities traded on a securities exchange for which a last-quoted sales price is readily available will be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on Nasdaq will be valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will be valued at the last bid, ask or mean between the bid and the ask price, as determined by the Adviser and disclosed in the notes of the annual report. Equity securities traded in the over-the-counter market (“OTC”) market in which no last sales price is available will be valued at the average of the last bid prices obtained from two or more dealers unless there is only one dealer, in which case that dealer’s last bid price is used.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the Exchange is open may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board. The Board will periodically review the reliability of the Fund’s fair value methodology. The Fund may hold portfolio securities, such as those traded on foreign exchanges that trade on weekends or other days when the Fund’s shares are not priced. Therefore, the value of the Fund’ shares may change on days when shareholders will not be able to purchase or redeem shares.

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends and Distributions.”

General Policies. The Fund expects to pay out dividends from its net investment income monthly.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to shareholders of the Fund. Dividend payments are made through DTC Participants and Indirect Participants to shareholders of record with proceeds received from the Fund.

The Fund may make additional distributions to the extent necessary (i) to distribute its entire annual investment company taxable income (determined without regard to the dividends paid deduction), plus its net capital gain, if any, and (ii) to avoid imposition of the excise tax imposed by section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by shareholders for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by shareholders of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. shareholders should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the Trust of the same Fund at NAV. Distributions reinvested in additional shares of the Fund will be taxable to shareholders to the same extent as if such distributions had been received in cash.

Certain U.S. Federal Income Tax Considerations

The following is a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the summary in the Prospectus. The discussion reflects applicable U.S. federal income tax laws as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income, estate, gift, state, local or foreign tax considerations affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including applicable federal, state, local and foreign tax consequences to them or the effect of possible changes in tax laws.

In addition, no attempt is made to address tax considerations applicable to an investor with a special tax status, such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt organization, dealer in securities or currencies, person holding shares of the Fund as part of a hedging, integrated, conversion or straddle transaction or constructive sale, trader in securities that has elected the mark-to-market method of accounting for its securities, U.S. holder (as defined below) whose functional currency is not the U.S. dollar, investor with “applicable financial statements” within the meaning of section 451(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes the Fund’s shares are held by U.S. persons and that such shares are held as capital assets.

A U.S. holder is a beneficial owner that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

●	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. holder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

Regulated Investment Company Status. The Fund will seek to qualify for treatment as a RIC under the Code. Provided that for each taxable year the Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least an amount equal to the sum of 90% of the Fund’s investment company taxable income for such year (which includes the excess of net short-term capital gains over net long-term capital losses), computed without regard to the dividends-paid deduction, and 90% of its net tax-exempt interest income for such year (the “Distribution Requirement”), the Fund itself generally will not be subject to federal income taxes to the extent the Fund’s income, including the Fund’s net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses), is distributed to the Fund’s shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund’s gross income each year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund’s business of investing in stock, securities, foreign currencies and net income from interests in qualified publicly traded partnerships, generally including MLPs and certain LLCs (the “90% Test”). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships, generally including MLPs and certain LLCs (the “Asset Test”).

For purposes of the 90% Test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships and LLCs that are not publicly traded partnerships and that have not elected to be classified as corporations under applicable regulations) will generally pass through to the Fund. Consequently, in order to qualify as a RIC, the Fund may be required to limit its equity investments in such entities if they earn income that is nonqualifying income for purposes of the 90% Test.

If the Fund fails to satisfy the 90% Test or the Asset Test, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Asset Test, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, although if certain requirements are met distributions may be eligible for the dividends-received deduction for corporate shareholders and the lower tax rates on qualified dividend income for noncorporate shareholders. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund fails to qualify as a RIC for a period longer than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify for treatment as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

For each year, the Fund intends to distribute substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and any realized net capital gain (after taking into account any capital loss carryovers). If the Fund failed to satisfy the Distribution Requirement for any taxable year, it would be taxed as a regular corporation, with consequences generally similar to those described above.

If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares in the Fund by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute (and is not deemed to distribute) to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by the Fund and subject to corporate income tax will be considered to have been distributed. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax, but can make no assurances that all such tax liability will be eliminated.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to offset capital gains in future years. The Fund is permitted to carry net capital losses forward indefinitely. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Under section 163(j) of the Code, the amount of business interest that a taxpayer can deduct for any year is generally limited to the taxpayer’s (i) business interest income (which is the amount of interest includible in the gross income of the taxpayer which is properly allocable to a trade or business, but does not include investment income) plus (ii) 30% of adjusted taxable income (but not less than zero) plus (iii) floor plan financing interest. The IRS has issued regulations clarifying that all interest expense and interest income of a RIC is treated as properly allocable to a trade or business for purposes of the limitation on the deductibility of business interest. As a result, this limitation may impact the Fund’s ability to use leverage (e.g., borrow money, issue debt securities, etc.). Shareholders of the Fund may also be subject to this limitation. The Fund is permitted to pass-through its net business interest income (generally the Fund’s business interest income less applicable expenses and deductions) as a “section 163(j) interest dividend.” The amount passed through to shareholders is considered interest income and can be used to determine such shareholder’s business interest deduction under Code section 163(j), if any, subject to holding period requirements and other limitations. The Fund may choose not to report such section 163(j) interest dividends.

Taxation of Shareholders. Distributions of net capital gains (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that the Fund reports to a shareholder as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has owned the shares. Long-term capital gains are generally taxed to noncorporate shareholders at rates of up to 20%. All other dividends of the Fund (including dividends from net short-term capital gains) to the extent of its current and accumulated earnings and profits are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

Subject to certain limitations and requirements, including holding period requirements, dividends reported by the Fund as qualified dividend income will be taxable to noncorporate shareholders at rates of up to 20%. In general, dividends may be reported by the Fund as qualified dividend income if they are paid from dividends received by the Fund on common and preferred stock of U.S. companies or on stock of certain eligible foreign corporations, provided that certain holding period and other requirements are met by the Fund with respect to the dividend-paying stocks in its portfolio. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States or in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. “Passive foreign investment companies” (described below) are not qualified foreign corporations for this purpose. The noncorporate shareholder must also meet certain holding period and other requirements with respect to its shares in the Fund to be eligible to treat amounts as qualified dividend income.

Certain dividends received by the Fund on stock of U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (i) as to which the Fund has met certain holding period requirements and (ii) that is held in an unleveraged position) may be eligible for the dividends-received deduction generally available to corporate shareholders under the Code, provided such dividends are also appropriately reported as eligible for the dividends-received deduction by the Fund. In order to qualify for the dividends-received deduction, corporate shareholders must also meet minimum holding period requirements with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. A corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. The Fund’s investment strategies may significantly limit its ability to distribute dividends eligible for the dividends-received deduction for corporations.

The Fund’s participation in loans of securities may affect the amount, timing, and character of distributions to Fund shareholders. If the Fund participates in a securities lending transaction and receive a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan in a securities lending transaction, such income generally will not constitute qualified dividend income and thus dividends attributable to such income will not be eligible for taxation at the rates applicable to qualified dividend income. In addition, dividends attributable to such income will not be eligible for the dividends-received deduction for corporate shareholders.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.

Fund distributions, if any, that exceed the Fund’s current and accumulated earnings and profits may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

Distributions that are reinvested in additional shares of the Fund will be taxable to shareholders to the same extent as if such distributions had been received in cash.

The Fund’s shareholders will be notified annually by the Fund as to the federal tax characterization of all distributions made by the Fund. Distributions may be subject to state and local taxes.

U.S. individuals with income exceeding certain threshold amounts ($250,000 if married and filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately and $200,000 in other cases) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which generally includes interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund or the redemption of Creation Units). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

Shareholders who have not held Fund shares for a full year should be aware that the Fund may report and distribute to a shareholder, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the shareholder’s period of investment in the Fund.

A sale of shares by a shareholder may give rise to a gain or loss. The difference between the selling price and the shareholder’s tax basis for the shares sold generally determines the amount of the gain or loss realized on the sale or exchange of shares. The tax basis of shares acquired by purchase will generally be based on the amount paid for shares and then may be subsequently adjusted for other applicable transactions as required by the Code. Contact the broker through whom you purchased your shares to obtain information with respect to the available basis reporting methods and elections for your account.

In general, any gain or loss realized upon a taxable disposition of shares will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares have been held for more than one year, and short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to the shares (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if substantially identical shares of the Fund or other substantially identical stock or securities are purchased (through reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitation under the Code.

An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the Authorized Participant’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any gain or loss realized by an Authorized Participant upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held by the Authorized Participant for more than one year, and otherwise will be short-term capital gain or loss. The deductibility of capital losses is subject to limitation under the Code.

The Trust on behalf of the Fund has the right to reject an order for a purchase of Creation Units if the Authorized Participant (or a group of Authorized Participants) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to sections 351 and 362 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of this 80% determination. If the Fund does issue Creation Units to an Authorized Participant (or group of Authorized Participants) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of the Fund, the Authorized Participant (or group of Authorized Participants) may not recognize gain or loss upon the exchange of securities for Creation Units.

An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the Authorized Participant’s basis in the Creation Units. Any gain or loss realized by an Authorized Participant upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held by the Authorized Participant for more than one year, and otherwise will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains). The IRS may assert that a loss realized upon an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. The deductibility of capital losses is subject to limitation under the Code.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

The Fund intends to effect redemptions for a combination of cash and in-kind securities, and thus the Fund may be required to execute additional sale or exchange transactions that may increase the taxable income and net capital gain or both of the Fund and limit the tax efficiency of the Fund. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind.

Taxation of Fund Investments. The Fund may invest in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income from which a RIC must derive 90% of its gross income. However, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which the Fund invests is taxed as a partnership for federal income tax purposes, the Fund will be taxable on its allocable share of the MLP’s income regardless of whether the Fund receives any distribution from the MLP. Thus, the Fund may be required to sell other securities in order to satisfy the distribution requirements to qualify as a RIC and to avoid federal income and excise taxes. Distributions to the Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If the Fund’s basis is reduced to zero, distributions will constitute capital gain for federal income tax purposes.

Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, (i) convert distributions that would otherwise constitute qualified dividend income into ordinary income taxed at the higher rate applicable to ordinary income, (ii) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not be included in the sources of income from which a RIC must derive at least 90% of its gross income each year. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve its qualification for treatment as a RIC.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such income it is required to accrue, to qualify as a RIC and avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Fund may acquire debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original-issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Fund elects to include the market discount in taxable income as it accrues.

The Fund’s investment in lower rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

The Fund’s investments in options may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income and loss or capital gain and loss or whether capital gains and losses are long-term or short-term in nature, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by the Fund. It is anticipated that any net gain realized from the lapse or closing out of options contracts will be considered qualifying income for purposes of the 90% Test.

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of a 4% excise tax that can be imposed if a fund fails to meet certain calendar year distribution requirements contained in the Code.. Dividends paid by PFICs are not treated as qualified dividend income.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to any investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Fund, with the result that shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for any such taxes on their own tax returns.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Backup Withholding. The Fund may be required to withhold federal income tax at a rate of 24% from all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified (or the Fund has been notified) by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

Foreign Shareholders. Non-U.S. Holders are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

The 30% withholding tax also will not apply to dividends that the Fund elects to report as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. The Fund may choose not to make such elections even if they are otherwise available. In the case of shares held through a broker, the broker may withhold even if the Fund report a payment as an interest-related dividend or a short-term capital gain dividend. Non-U.S. shareholders should contact their brokers with respect to the application of these rules to their accounts.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and redemption proceeds. The Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable laws or regulations. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Pursuant to proposed regulations, the Treasury Department has indicated its intent to eliminate the requirements under FATCA of withholding on gross proceeds from the sale, exchange, maturity or other disposition of relevant financial instruments (including redemptions of stock). The Treasury Department has indicated that taxpayers may rely on these proposed regulations pending their finalization.

A beneficial holder of shares who is a foreign person may be subject to foreign, state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment or fixed base maintained by the shareholder in the United States.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Call Options. The Fund’s covered call options generally will be treated as options governed by Code Section 1234. Pursuant to Code Section 1234, if a written option expires unexercised, the premium received is short-term capital gain to us. If the Fund enter into a closing transaction, the difference between the amount paid to close out the Fund’s position and the premium received for writing the option is short-term capital gain or loss. If a call option written by us is cash settled, any resulting gain or loss will generally be short-term capital gain or loss.

The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. In addition, long- term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by us from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

To the extent that any of the Fund’s positions constitute tax straddles which do not qualify as a “qualified covered call” under Section 1092(c)(4), the impact upon the Fund’s income taxes will include: dividends received on the long common stock leg of the straddle may not be eligible for distributions that qualify as “qualified dividend income” or for the corporate dividends received deduction, the Fund will generally realize short-term gain or loss on the long common stock leg of the straddle (to the extent losses are not otherwise deferred) and, realized losses on either the long common stock or the written (short) option legs of the straddle may be deferred for tax purposes to the extent that both legs of the straddle are not closed within the same tax year.

In general, a “qualified covered call option” is an option that is written (sold) with respect to stock that is held or acquired by a taxpayer in connection with granting the option which meets certain requirements, including: the option is exchange-traded or, if over-the-counter, meets certain IRS requirements, is granted more than 30 days prior to expiration, is not “deep-in-the-money” (within the meaning of Section 1092), is not granted by an options dealer (within the meaning of Section 1256(g)(8)) in connection with the option dealer’s activity of dealing in options, and gain or loss with respect to such option is not ordinary income or loss. Provided the Fund’s covered calls meet the definition of qualified covered calls and are not part of a larger straddle, the general tax straddle holding period termination rules will not apply. As a result, dividend income received with respect to the long common stock leg of the straddle may be eligible for qualified dividend income and corporate dividends received deduction treatment (assuming all other relevant requirements are met). In addition, the general tax straddle rules requiring loss deferral and the capitalization of certain interest expense and carrying charges will not apply. Qualified covered call option positions are, however, subject to special rules in the case of options which are in-the-money (but still not “deep-in-the-money”) or for positions which are closed near year end (and not within the same year end).

The Fund may enter into transactions that would be treated as “Section 1256 Contracts” under the Code. In general, the Fund would be required to treat any Section 1256 Contracts as if they were sold for their fair market value at the end of the Fund’s taxable year, and would be required to recognize gain or loss on such deemed sale for federal income tax purposes even though the Fund did not actually sell the contract and receive cash. Forty percent of such gain or loss would be treated as short-term capital gain or loss and sixty percent of such gain or loss would be treated as long-term capital gain or loss.

The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are section 1256 contracts. The Company may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gains and losses from all positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The net capital gain or loss is treated as 60 percent long-term and 40 percent short-term capital gain or loss if attributable to the section 1256 contract positions, or all short-term capital gain or loss if attributable to the non-section 1256 contract positions.

The Fund’s transactions in options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by us (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to us and may defer the Fund’s losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require us to mark-to- market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause us to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirement for qualifying to be taxed as a RIC and the distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in the Fund’s books and records in order to mitigate the effect of these rules and prevent the Fund’s disqualification from being taxed as a RIC.

Other Issues. The Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from the federal tax treatment.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations based on federal tax laws and regulations that are in effect on the date of this Statement of Additional Information as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their own tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes based on their particular circumstances.

FiNANCIAL INFORMATION

The Acquiring Fund has adopted the financial statements of TPZ, the Acquiring Fund’s Predecessor Fund. The Predecessor Fund’s audited financial statements for the fiscal year ended November 30, 2023, including the notes thereto and the report of Ernst & Young LLP, the Predecessor Fund’s independent registered public accounting firm, included in the Predecessor Fund’s Annual Report are incorporated into this SAI by reference. The Predecessor Fund’s unaudited financial statements for the six months ended May 31, 2024, including the notes thereto, included in the Predecessor Fund’s Semi-Annual Report are incorporated into this SAI by reference.

Appendix A

Standard & Poor’s Corporation

DESCRIPTION OF CREDIT RATINGS

A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Long-Term Debt

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation; and

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Investment Grade

AAA	Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A	Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating

Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB	Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB” rating.

B	Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB” rating.

CCC	Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B” rating.

CC	The rating “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” debt rating.

C	The rating “C” typically is applied to debt subordinated to senior debt which is assigned an actual or implied “CCC” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	The rating “CI” is reserved for income bonds on which no interest is being paid.

D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

r	The letter “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

L	The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* In the case of certificates of deposit the letter “L” indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR	Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

*Continuance of the rating is contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.

S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Preferred Securities

AAA	This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA	A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A	An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB	An issue rated BBB is regarded as backed by an adequate capacity to pay preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

BB	As issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Investors Service, Inc.

A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Debt

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

Aaa	Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issuer.

Aa	Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Ba	Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba, B, Caa, Ca, and C Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

Con. (---) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P)	When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

Short-Term Loans

MIG 1/VMIG 1	This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3	This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4	This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G.	This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

●	Leading market positions in well-established industries.

●	High rates of return on Fund employed.

●	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

●	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

●	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Preferred Securities Ratings

aaa	Preferred stocks which are rated “aaa” are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa	Preferred stocks which are rated “aa” are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a	Preferred stocks which are rated “a” are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.s

baa	Preferred stocks which are rated “baa” are judged lover-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba	Preferred stocks which are rated “ba” are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.